DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


GOVERNMENT                    The objective of this Defined Fund is safety of
SECURITIES                    capital and current monthly income by investing in
INCOME FUND                   a portfolio of interest-bearing U.S. Treasury
MONTHLY PAYMENT               securities with maturities of approximately one to
U.S. TREASURY                 three years. These securities are backed by the
SERIES--16                    full faith and credit of the United States
(LADDERED MATURITIES)         government. Laddered maturities will periodically
(A UNIT INVESTMENT TRUST)     return to investors approximately one-third of
------------------------------principal invested. Interest income is exempt from / / U.S. GOVERNMENT SECURITIESstate personal income taxes in all states. There
/ / MONTHLY INCOME            can be no assurance that the Fund will achieve its
/ / TAX-EXEMPT TO MANY FOREIGNobjective.
     INVESTORS                The value of units will fluctuate with the value
                              of the Portfolio.
                              Minimum purchase: 250 Units



                              --------------------------------------------------
                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                              DISAPPROVED
                              BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
                              STATE
                              SECURITIES COMMISSION NOR HAS THE COMMISSION OR
                              ANY
                              STATE SECURITIES COMMISSION PASSED UPON THE
                              ACCURACY
                              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                              TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              --------------------------------------------------
SPONSORS:                     PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                UNLESS ACCOMPANIED BY GOVERNMENT SECURITIES INCOME
Pierce, Fenner & Smith        FUND PART B
Incorporated                  INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.             PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
PaineWebber Incorporated      REFERENCE.
Prudential Securities         INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                  1-800-221-7771.
Dean Witter Reynolds Inc.     PROSPECTUS PART A DATED OCTOBER 6, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined U.S. Treasury Portfolio
----------------------------------------------------------------

Our defined portfolio of U.S. Treasury securities was created July 29, 1993. It offers you a simple and convenient way to participate in the U.S. Treasury market and obtain monthly income while earning an attractive return.

INVESTMENT OBJECTIVES

To obtain safety of capital as well as current monthly income through investment in a fixed portfolio of U.S. Treasury securities with laddered maturities of approximately 1 to 3 years. The Fund seeks to protect against declining interest rates by investing a portion of the Portfolio in longer-term securities, while if interest rates rise you will be able to reinvest the proceeds of maturing securities into higher-yielding securities.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio of Securities is selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a Security can be sold if retaining it is considered detrimental to investors' interest.

PORTFOLIO COMPOSITION

The Portfolio contains 4 different issues of U.S. Treasury securities with fixed final maturity dates ranging from 5/15/96 to 7/31/98. The approximate percentage relationships are as follows: 4.25% coupons maturing 7/31/95, 25%; 4.25% coupons maturing 5/15/96, 25%; 5.5% coupons maturing 7/31/97, 25%; and 5.25% coupons maturing 7/31/98, 25%. As each U.S. Treasury security matures, the proceeds of the maturing Security will be distributed to investors, returning approximately 25% of the Portfolio each year. The U.S. Treasury securities in the Portfolio are backed by the full faith and credit of the United States.

CALL PROTECTION

100% of the aggregate face amount of the Portfolio is not subject to redemption prior to maturity but is payable in full at the stated maturity amounts.

TAX INFORMATION

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each Security when interest on the Security is received by the Fund. This interest is subject to U.S. Federal income taxes for U.S. investors but exempt from state and local personal income taxes in all states. For many foreign investors, income from the Fund will be exempt from Federal income taxes.
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

U.S. Government securities are not affected by credit risk but are subject to changes in market value resulting from changes in interest rates. Unit price fluctuates and the value of units will decline if interest rates increase. Because of the possible maturity, sale or other disposition of Securities, the size, composition and return of the Portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units.

There is no guarantee that the Fund will achieve its investment objective. The Fund itself and the units are not backed by the full faith and credit of the U.S. Government.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

MONTHLY INCOME DISTRIBUTIONS

The Fund pays monthly income, even though the securities generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per 1,000 units:                  $    3.20
Annual Income per 1,000 units:                           $   38.50


These figures are estimates determined as of the Evaluation Date and actual payments may vary.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                  $802.12

The Public Offering Price as of June 30, 1995, the evaluation date, is based on the aggregate bid side evaluation of the underlying securities ($78,417,306) divided by the number of units outstanding (99,000,000) times 1,000, plus a maximum sales charge of 1.25%. The Public Offering Price on any subsequent date will vary. An amount equal to net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 3:30 p.m. Eastern time on every business day.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the bonds were valued at a discount from par (see Risk Factors in Part B).

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of about 250 Units. There is no minimum purchase for payroll deduction plans.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of Securities in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per 1,000 units. As each Treasury note matures, the proceeds will be distributed to investors.

TERMINATION DATE

The Fund will generally terminate no later than one year following the maturity date of the last maturing Security listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of Securities deposited. On the evaluation date the value of the Fund was 71% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                Public Offering
                                                        Price
                                                -----------------
Maximum Sales Charges                                    1.25%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                    1,000 Units
                                                   --------------
Trustee's Fee                                        $     0.48
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.20
Evaluator's Fee                                      $     0.03
Other Operating Expenses                             $     0.31
                                                   --------------
TOTAL                                                $     1.02


SELLING YOUR INVESTMENT

You may sell or redeem your units at any time. Your price will be based on the then current net asset value (based on the lower, bid side evaluation of the securities, as determined by an independent evaluation, plus accrued interest). The redemption and secondary market repurchase price as of the evaluation date was $792.09 per 1,000 units ($10.03 per 1,000 units less than the Public Offering Price). There is no fee for selling units.

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Government Securities Income Fund,
   Monthly Payment U.S. Treasury Series - 16 (Laddered Maturities), Defined Asset Funds

 We have audited the accompanying statement of condition of Government Securities Income Fund, Monthly Payment U.S. Treasury Series - 16 (Laddered Maturities), Defined Asset Funds including the portfolio, as of June 30, 1995 and the related statements of operations and of changes in net assets for the year ended June 30, 1995 and the period July 30, 1993 to June 30, 1994. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30, 1995, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Securities Income Fund, Monthly Payment U.S. Treasury Series - 16 (Laddered Maturities), Defined Asset Funds at June 30, 1995 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 September 8, 1995
                                              D - 1

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 STATEMENT OF CONDITION











 AS OF JUNE 30, 1995

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $79,789,437) (Note 1)...................                $78,417,306
   Accrued interest receivable.....................                  1,345,026
                                                                 ______________

             Total trust property..................                 79,762,332

 LESS LIABILITY - Advance from Trustee.............                    464,313
                                                                 ______________


 NET ASSETS, REPRESENTED BY:
   99,000,000 units of fractional undivided
     interest outstanding (Note 3).................  $78,417,314
   Undistributed net investment income.............      880,705
                                                    ____________
                                                                   $79,298,019
                                                                 ==============

 UNIT VALUE ($79,298,019/99,000,000 units).........                    $.80099
                                                                 ==============


                           See Notes to Financial Statements.

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 STATEMENTS OF OPERATIONS

                                                                       July 30,
                                                                           1993
                                                       Year Ended          to
                                                         June 30,      June 30,
                                                             1995          1994
                                                    ____________________________

 INVESTMENT INCOME:
   Interest income.................................   $4,106,876    $2,964,691
   Trustee's fees and expenses.....................      (41,083)      (45,434)
   Sponsors' fees .................................      (10,549)      (15,788)
                                                    ____________________________

   Net investment income...........................    4,055,244     2,903,469
                                                    ____________________________












 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized loss on securities sold or
     redeemed......................................     (567,156)      (29,043)
   Unrealized appreciation (depreciation)
     of investments................................    2,303,765    (3,675,896)
                                                    ____________________________

   Net realized and unrealized gain (loss) on
     investments...................................    1,736,609    (3,704,939)
                                                    ____________________________

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................   $5,791,853   $  (801,470)
                                                    ============================


                                     See Notes to Financial Statements.
                                                    D - 3

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        July 30,
                                                                           1993
                                                       Year Ended          to
                                                         June 30,      June 30,
                                                             1995          1994
                                                    ____________________________
 OPERATIONS:
   Net investment income...........................  $ 4,055,244  $  2,903,469
   Realized loss on securities sold
      or redeemed..................................     (567,156)      (29,043)
   Unrealized appreciation (depreciation) of
      investments..................................    2,303,765    (3,675,896)
                                                    ____________________________

   Net increase (decrease) in net assets resulting
      from operations..............................    5,791,853      (801,470)
                                                    ____________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................   (4,229,762)   (2,622,675)
   Principal.......................................  (22,125,000)
                                                    ____________________________

   Total distributions.............................  (26,354,762)   (2,622,675)
                                                    ____________________________












 CAPITAL SHARE TRANSACTIONS
    Issuance of additional 111,050,000 units.......                112,765,425
    Redemptions of 12,050,000 and 1,000,000
      units, respectively..........................   (9,500,339)     (984,641)
                                                    ____________________________

 TOTAL CAPITAL SHARE TRANSACTIONS..................   (9,500,339) (111,780,784)
                                                    ----------------------------

 NET INCREASE (DECREASE) IN NET ASSETS.............  (30,063,248)  108,356,639

 NET ASSETS AT BEGINNING OF PERIOD.................  109,361,267     1,004,628
                                                    ____________________________

 NET ASSETS AT END OF PERIOD.......................  $79,298,019  $109,361,267
                                                    ============================

 PER UNIT:
   Income distributions during Period..............      $.04024       $.03194
                                                     ============================
   Principal distributions during Period...........         $.20
                                                     ===============
   Net asset value at end of Period................      $.80099       $.98479
                                                     ============================

 TRUST UNITS OUTSTANDING AT END OF PERIOD..........   99,000,000   111,050,000
                                                     ============================

                                     See Notes to Financial Statements.
                                                    D - 4

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities (See "Redemption - Computation of Redemption Price Per Unit" in this Prospectus,
         Part B.), except that value on July 30, 1993 was based upon offering side evaluations at July 28, 1993, the day prior to the Date of Deposit. Cost of securities at July 30, 1993 was also based on such offering side evaluation; the cost of securities deposited subsequently is based on offering side evaluations at date of purchase. Gains or losses on sales or redemptions of securities are computed using the first-in, first-out method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.


  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund - Accounts and Distributions" in this Prospectus, Part B.

  3. NET CAPITAL

     Cost of 99,000,000 units at Date of Deposit........................................ $103,328,497
     Less sales charge..................................................................    1,291,606
                                                                                       _______________
     Net amount applicable to Holders...................................................  102,036,891
     Redemptions of units - net cost of 13,050,000 units redeemed less redemption
       amounts..........................................................................      473,753
     Realized loss on securities sold or redeemed.......................................     (596,199)
     Special principal distributions....................................................  (22,125,000)
     Unrealized depreciation of investments.............................................   (1,372,131)
                                                                                       _______________

     Net capital applicable to Holders..................................................  $78,417,314
                                                                                       ===============

  4. INCOME TAXES

     As of June 30, 1995, unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $1,372,131, all of which related to depreciated securities. The cost of investment securities for Federal income tax purposes was $79,789,437 at June 30, 1995.
                                                    D - 5

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 NOTES TO FINANCIAL STATEMENTS

  5. CHANGE OF TRUSTEE

     On March 1, 1995, The Bank of New York assumed all of the Trustee responsibilities from Investors Bank & Trust Company.



                                                    D - 6

 GOVERNMENT SECURITIES INCOME FUND
 MONTHLY PAYMENT U.S. TREASURY SERIES - 16 (LADDERED MATURITIES),
 DEFINED ASSET FUNDS

 PORTFOLIO
 AS OF JUNE 30, 1995

    Portfolio No. and Title of             Face
            Securities                    Amount     Coupon    Maturities       Cost(1)     Value(1)
            __________                   ________   _______   _____________     _______    _________



  1 United States Treasury Notes         $19,800,000  4.250%    07/31/95   $19,872,456    $19,779,012



  2 United States Treasury Notes          19,800,000  4.250     05/15/96    19,744,460     19,548,738



  3 United States Treasury Notes          19,800,000  5.500     07/31/97    20,263,516     19,660,410



  4 United States Treasury Notes          19,800,000  5.250     07/31/98    19,909,005     19,429,146



                                     _______________                     _____________  _____________
 TOTAL                                   $79,200,000                       $79,789,437    $78,417,306
                                     ===============                     =============  =============

        (1) See Notes to Financial Statements.

                                                                D - 7

                         AUTHORIZATION FOR REINVESTMENT
                       GOVERNMENT SECURITIES INCOME FUND
                    MONTHLY PAYMENT U.S. TREASURY SERIES--16
                             (LADDERED MATURITIES)
                              DEFINED ASSET FUNDS
/ / YES, I WANT TO PARTICIPATE IN THE FUND'S REINVESTMENT PLAN AND PURCHASE ADDITIONAL UNITS OF THE FUND EACH MONTH.
     I hereby acknowledge receipt of the Prospectus for Government Securities Income Fund, Monthly Payment U.S. Treasury Series (Laddered Maturities), Defined Asset Funds and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                     Principal
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          GOVERNMENT SECURITIES INCOME FUND                    UNITED STATES
          U.S. TREASURY SERIES--16
          THE BANK OF NEW YORK
          UNIT TRUST DEPARTMENT
          P.O. BOX 974
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDS --
                       GOVERNMENT SECURITIES INCOME FUND


GNMA SERIES                                           U.S. TREASURY ACCUMULATION
FREDDIE MAC SERIES                                      SERIAL PAYOUT SERIES
MONTHLY PAYMENT U.S.                                  U.S. TREASURY SERIES 7--
TREASURY SERIES                                         LADDERED ZERO COUPONS
U.S. TREASURY ACCUMULATION                            U.S. TREASURY SERIES 11
SERIES


                               PROSPECTUS, PART B
  NOTE: PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY
                                    PART A.
                                     INDEX


                                                             PAGE
                                                       -----------
Fund Summary.........................................           1
Fund Structure.......................................           3
Risk Factors.........................................           4
  General............................................           4
  U.S. Treasury Accumulation and Accumulation Serial
     Payout Series and U.S. Treasury Series
     7--Laddered Zero Coupons........................           5
  GNMA Series and Freddie Mac Series.................           6
  Monthly Payment U.S. Treasury Series and U.S.
     Treasury Series 11..............................           9
  Payment of the Securities and Life of the Fund.....           9
Description of the Fund..............................          11
  Income; Estimated Current and Long Term Returns
     (Monthly Payment U.S. Treasury Series, GNMA
     Series and Freddie Mac Series)..................          11
                                                             PAGE
                                                       -----------
Taxes................................................          12
  Section A.--Certain GNMA Series, U.S. Treasury
     Series 11 and Freddie Mac Series 10 and 11......          12
  Section B.--Other Series...........................          13
Retirement Plans.....................................          15
Public Sale of Units.................................          16
Market for Units.....................................          21
Redemption...........................................          22
Expenses and Charges.................................          24
Administration of the Fund...........................          25
Resignation, Removal and Limitations on Liability....          28
Miscellaneous........................................          29
Description of Standard & Poor's Rating..............          32
Exchange Option......................................          32


FUND SUMMARY

     RISK FACTORS. GNMA and Freddie Mac Series. An investment in Units of these Series should be made with an understanding of the risks which an investment in fixed-rate, long-term debt obligations without prepayment protection may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates and that payments of principal may be received sooner than anticipated, especially if interest rates decline. The potential for appreciation which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. In addition, prepayments of principal on Securities purchased at a premium over par will result in some loss on investment while prepayments on Securities purchased at a discount from par will result in some gain on investment. (See Payment of the Debt Obligations and Life of the Fund; Redemption). If interest rates rise, the prepayment risk of higher-yielding, premium Securities and the prepayment benefit for lower-yielding, discount Securities will be reduced. Since higher coupon, premium Securities are more likely to prepay than lower coupon, discount Securities, certain investors may wish to consider investing in units of GNMA Series that may be available from the Sponsors with portfolios of Securities, the majority of which are currently trading at a market discount, especially if they believe that interest rates are likely to fall.

     Treasury 'Zero' Series. The value of Stripped Treasury Securities, and therefore of the Units of these Series, may be subject to greater fluctuations in response to changing interest rates than in a fund consisting of debt obligations with comparable maturities that pay interest currently. This risk is greater when the period to maturity is longer.

     All Series. U.S. Government securities (but not necessarily Freddie Macs) are not affected by credit risk but are subject to changes in market value resulting from changes in interest rates. Therefore, an investment in Units of the Fund should be made with an understanding of the risks which an investment in fixed-rate debt obligations may entail, including the risk that the value of the Portfolio, and hence of the Units, will decline with increases in interest rates. In recent years there have been fluctuations in interest rates and thus in the value of fixed-rate debt obligations generally. The Sponsors cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar fluctuations in the future.

     In certain Funds, the Sponsors may deposit additional Securities and additional Units may be created, which may have an effect upon the value of previously existing Units. Additional Units may be created by depositing Securities (or contracts to purchase Securities accompanied by cash or a letter of credit in an amount sufficient to complete the contracts) or cash (or a bank letter of credit) to purchase Securities, in each instance maintaining the original proportionate relationship among the principal amounts of Securities of specified interest rates and maturities in the Portfolio. If cash (or a letter of credit) is deposited to purchase Securities, the value of existing Units will change to the extent the price of a Security increases or decreases between the time of deposit and the time the Security is purchased. In addition, brokerage commissions or dealer spreads in buying and selling Securities will be borne by the Fund. See Fund Structure.

     Units offered hereby may reflect redemptions, prepayments, defaults or dispositions of Securities originally deposited in the Fund. A reduction in the value of a Unit resulting from these events does not mean that a Unit is valued at a market discount; market discounts or premiums on Units represent the difference between the face amount of Securities per Unit and the price per Unit. As they approach maturity, discount securities tend to increase in market value while premium securities tend to decrease in market value. If currently prevailing interest rates for newly issued and otherwise comparable securities decline, the market discount of previously issued securities will be reduced and the market premium of previously issued securities will increase. Conversely, if currently prevailing interest rates increase, the market discount of previously issued securities will become deeper and the market premium of previously issued securities will decline. The Investment Summary in Part A sets forth the percentages of the aggregate face amount of the Portfolio valued at a discount from the par (maturity) value and at a premium over par and sets forth the face amount of Securities underlying each Unit and the value of the Unit as of the Evaluation Date. For additional risk factors depending on the types of securities in particular series, see Risk Factors below.

     THE PUBLIC OFFERING PRICE of the Units is generally based on the Evaluator's determination of the aggregate bid side evaluation of the underlying Securities (computed as of the Evaluation Time for all sales made subsequent to the previous evaluation) divided by the number of Units outstanding. A sales charge (set forth under Investment Summary in Part A), accrued interest net of expenses and cash adjustments are added. The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth under Investment Summary in Part A. (See Public Sale of Units--Public Offering Price.) This prospectus may be used either to offer additional Units of the Fund in connection with subsequent deposits or to offer previously issued and outstanding Units which have been purchased by the Sponsors. The profit or loss will accrue to the Sponsors, and in the latter case no proceeds will be received by the Fund.

     MARKET FOR UNITS. The Sponsors, though not obligated to do so, intend to maintain a secondary market for Units based for most Series on the aggregate bid side evaluation of the underlying Securities (see Market for Units). So long as the Sponsors are maintaining a secondary market at prices not less than the Redemption Price per Unit, they will repurchase any Units tendered for redemption. If this market is not maintained, a Holder will be able to dispose of his Units through redemption at prices also based on the aggregate bid side evaluation of the underlying Securities (see Redemption). Market conditions (as well as payments and prepayments of principal on Securities in GNMA and Freddie Mac Series) may cause the prices available in the market maintained by the Sponsors or available upon exercise of redemption rights to be more or less than the amount paid for Units plus accrued interest.

     ESTIMATED CURRENT AND LONG TERM RETURNS. Estimated current return on a Unit represents annual cash receipts from coupon-bearing debt obligations (after estimated expenses) divided by the maximum Public Offering Price (including the sales charge). 'Current return' provides different information than 'long-term return', which represents yield to maturity (or earlier call date) and reflects not only the interest payable on the debt obligations but also the amortization or accretion to that date of any premium over or discount from the par value in the obligation purchase price. Long-term return on Units in the secondary market may be lower, sometimes significantly, than current return. Changes in the composition of the Portfolio and its market valuation, as well as the estimated fees and expenses payable by the Fund, will cause current return and long-term return, as well as the difference between them, to fluctuate in the future. Both current return and long-term return may be substantially lower than originally estimated. (See Description of the Fund--Income and Estimated Current and Long Term Returns.)

     ESTIMATED YIELD TO MATURITY (TREASURY 'ZERO' SERIES). The yield to maturity on the Units of each Trust is the annual percentage return to the investor based on amortization of discount, compounded semi-annually on a 365-day year, divided by the price per Unit. It is assumed that interest income will equal expenses and other deductions. The value of the Units will fluctuate with the value of the portfolio of underlying Securities. The yield to maturity will change with changes in the price per Unit and any change in the Trust's expenses.

     DISTRIBUTIONS of net income, any principal or premium and any capital gains will be paid in cash unless the Holder elects to reinvest distributions as described below (see Reinvestment). Holders will be taxed in the manner described under Taxes regardless of whether these distributions from the Fund are actually received by the Holders in cash or are automatically reinvested.

     REINVESTMENT. Holders of Freddie Mac Series and GNMA Series (except for GNMA Series 1L, 1N, 1P, 1R, 1S and 1T) may reinvest distributions of net income, any principal or premium and any capital gains in The GNMA Fund Investment Accumulation Program, Inc. (the 'Program'). For more complete information about the Program, including charges and expenses, return the form included in Part A for a prospectus. Read it carefully before you decide to participate. It should be noted that interest distributions to foreign Holders from the Program will be subject to U.S. Federal income taxes, including withholding taxes, and that income on shares of the Program will not be eligible for the dividends received deduction for corporations. Holders of GNMA Series 1L, 1N, 1P, 1R, 1S and 1T and Monthly Payment U.S. Treasury Series 1-5 may reinvest their distributions into additional Units of the Fund. Changes from month to month in the market value of the underlying Securities could increase or decrease the compounded return as compared with the current return. Holders electing to reinvest their distributions will receive additional Units and therefore will own a greater percentage of the Fund than Holders who receive their distributions in cash and may realize a higher compounded return than the Estimated Current Return. (See Reinvestment Plan.) Holders of Units in IRA's, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions (see Retirement Plans).

     TAXATION. For any Series that qualifies as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code') (see Taxes, Section A below), distributions from the Fund will be included in a U.S. Holder's gross income (but will not be eligible for the dividends-received deduction for corporations), and distributions to Holders who are not U.S. citizens or residents will generally be subject to withholding tax at the statutory rate of 30% (or a lesser treaty rate). In the opinion of special counsel to the Sponsors, for any Series that is organized as a 'grantor trust' under the Code (see Taxes, Section B below), each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund, and will be considered to have received the interest or principal on his pro rata portion of each Debt Obligation when received by the Fund. Interest is taxable as ordinary income for U.S. Holders. Distributions on GNMA Series W through 1K, 1M, 1O-NRA, 1Q-NRA, all Freddie Mac Series, Monthly Payment U.S. Treasury Series (except Series 1) and U.S. Treasury Series 7--Laddered Zero Coupons are also exempt from U.S. Federal income taxes, including withholding taxes, for qualifying foreign Holders. Individual U.S. Holders of Units of Monthly Payment U.S. Treasury Series and U.S. Treasury Series 7--Laddered Zero Coupons may benefit from the exemption from state and local personal income taxes that pass through the Fund to Holders in all states.

FUND STRUCTURE

     The Fund, a series of The Government Securities Income Fund, is a 'unit investment trust' created by a Trust Indenture (the 'Indenture') among the Sponsors, the Trustee (and Co-Trustee, if any) and the Evaluator. GNMA Series 1 through 29, A and B were created under Massachusetts law and all other Series under New York law. GNMA Series consist primarily of mortgage-backed Securities of the modified pass-through type ('Ginnie Maes') fully guaranteed as to payments of principal and interest by the Government National Mortgage Association ('GNMA'). GNMA's guarantee is backed by the full faith and credit of the U.S. government. Freddie Mac Series hold Mortgage Participation Certificates ('PCs'), representing undivided interests in specified fixed-rate, first lien conventional residential mortgages guaranteed by the Federal Home Loan Mortgage Corporation ('FHLMC' or 'Freddie Mac'). FHLMC's guarantee is not backed by the U.S. government. Monthly Payment U.S. Treasury Series and U.S. Treasury Series 11 hold short-to-intermediate-term U.S. Treasury debt obligations which are direct obligations of the United States and are backed by its full faith and credit.

     U.S. Treasury Accumulation Series and Trusts of U.S. Treasury Accumulation Serial Payout Series consist, respectively, of long-term debt obligations, or serially maturing interest coupons, that were stripped from debt obligations of the United States of America. U.S. Treasury Series 7--Laddered Zero Coupons consist primarily of stripped debt obligations of the United States of America and receipts and certificates for such stripped debt obligations ('Stripped Treasury Securities'). See Special Characteristics of Stripped Treasury Securities below. Each of these Funds also contains an interest-bearing Treasury Note deposited in order to provide income with which to pay the expenses of the Fund.

     With the deposit of the Securities on the Initial Date of Deposit, the Sponsors established a percentage relationship among the principal amounts of Securities of specified interest rates and maturities (ranges of maturities in GNMA and Freddie Mac Series) in the Fund. The Sponsors may deposit additional Securities in certain of these Funds and Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units), resulting in a potential increase in the number of Units outstanding. Any additional Securities deposited in these Funds will maintain as closely as practicable (exactly in the case of Series organized as 'grantor trusts'--see Section B of Taxes) the original percentage relationship among the principal amounts of Securities of specified interest rates and maturities (or ranges of maturities) in the Portfolio. Precise duplication of this original percentage relationship may not ever be possible because fractions of Securities may not be purchased, but duplication will continue to be the goal in connection with any such additional Securities deposited (see Administration of the Fund--Portfolio Supervision).

     Each group of Ginnie Maes or Freddie Mac PCs described in Part A as having a specified range of maturities includes individual Securities having varying maturities within that range. Each group is described as one category of Securities with a single range of maturities because of current market conditions that accord no difference in price among the Securities grouped together on the basis of the difference in their maturity ranges. Accordingly, as long as this market condition prevails, a purchase of Securities on a subsequent deposit with the same coupon rate and a maturity date within the range mentioned above will be considered as an acquisition of the same Security.

     As used herein, the term 'Securities' includes all securities in the Fund and described herein and any additional securities which may be acquired by the Fund pursuant to the provisions of the Indenture. The Securities were selected for deposit in the Fund on the basis described under Description of the Fund--The Portfolio.

     To the extent that references in this Prospectus are to articles and sections of the Indenture, which are hereby incorporated by reference, the statements made herein are qualified in their entirety by this reference. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of taxable fixed rate securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund often are not available in small amounts.

     The holders ('Holders') of units of interest ('Units') will have the right to have their Units redeemed (see Redemption) at a price based on the aggregate bid side evaluation of the Securities ('Redemption Price per Unit') if the Units cannot be sold in the over-the-counter market which the Sponsors propose to maintain at prices determined for most Series in the same manner (see Market for Units). On the Evaluation Date, each Unit represented the fractional undivided interest in the Securities and net income of the Fund set forth under Investment Summary in Part A. Thereafter, if any Units are redeemed or additional Units are issued, the face amount of Securities in the Fund and the fractional undivided interest represented by each remaining Unit in the balance will change. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsors) or until termination of the Indenture (see Redemption; Administration of the Fund--Amendment and Termination).

RISK FACTORS

GENERAL

     Units offered in the secondary market may reflect redemptions or prepayments, in whole or in part, on certain of the Securities originally deposited in the Fund or the disposition of certain Securities originally deposited in the Fund to satisfy redemptions of Units or pursuant to the exercise by the Sponsors of their supervisory role over the Fund (see Payment of the Securities and Life of the Fund; Administration of the Fund-- Portfolio Supervision). Accordingly, the face amount of Units may be less than their original face amount at the time of the creation of the Fund. A reduced value per Unit does not therefore mean that a Unit is necessarily valued at a market discount; market discounts, as well as market premiums, on Units are determined solely by a comparison of a Unit's outstanding face amount and its evaluated price.

     Certain of the Securities in the Fund may be valued at a market discount. Securities trade at less than par value because the interest rates on the Securities are lower than interest on comparable debt securities being issued at currently prevailing interest rates. The current returns of securities trading at a market discount are lower than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because discount securities tend to increase in market value as they approach maturity and the full principal amount becomes payable. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become deeper and if currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

     Certain of the Securities in the Fund may be valued at a market premium. Securities trade at a premium because the interest rates on the Securities are higher than interest rates on comparable debt securities being issued at currently prevailing interest rates. The current returns of securities trading at a market premium are higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, an early redemption of a premium security at par will result in a reduction in yield. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market premium of previously issued securities will decline and if currently prevailing interest rates for newly issued comparable securities decline, the market premium of previously issued securities will increase, other things being equal. Market premium attributable to interest rate changes does not indicate market confidence in the issue.

     An investment in Units should be made with an understanding of the risks which these investments may entail, certain of which are described below.

U.S. TREASURY ACCUMULATION AND ACCUMULATION SERIAL PAYOUT SERIES
AND U.S. TREASURY SERIES 7--LADDERED ZERO COUPONS

     An investment in Units of the Fund should be made with an understanding of the risks which an investment in deep discount securities may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates and that Holders will have a significant amount of taxable income attributed to them before receipt of the cash attributable to that income. Purchasers of Units will accordingly be required to report as income, in each taxable year, a portion of the original issue discount on the Securities (see Taxes, Section B below). The value of a fund consisting of discount securities may be subject to greater fluctuations in response to changing interest rates than a fund consisting of debt obligations with comparable maturities that pay interest currently. This risk is greater when the period to maturity is longer.

     Special Characteristics of Stripped Treasury Securities. Bearer bonds are transferable by delivery; payments are made to the holder of these bonds. Stripped bonds have been stripped of their unmatured interest coupons; stripped coupons are coupons that have been stripped from an issuer's bonds. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and not any rights to periodic interest payments thereon. Purchasers of these securities acquire, in effect, discount obligations that are economically identical to the 'zero-coupon bonds' that have been issued by corporations. Zero coupon bonds are bonds which do not make any periodic payments of interest prior to maturity and accordingly are issued at a deep discount.

     Stripped Treasury Securities held by any Fund or Trust consist solely of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called 'Separate Trading of Registered Interest and Principal of Securities' ('STRIPS'), and (c) receipts or certificates for stripped U.S. Treasury debt obligations having the following characteristics. These receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds which are direct obligations of the United States. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligation (which may be held by it either in physical or in book entry form). The terms of custody provide that the underlying debt obligations will be held separate from the general assets of the custodian and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations including the right in the event of default in payment of principal or interest thereon to proceed individually against the United States without acting in concert with other holders of those receipts or certificates or the custodian.

     The Stripped Treasury Securities in any Fund or Trust are debt obligations of the United States government which are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

     The Stripped Treasury Securities in each Fund or Trust are sold at a substantial discount from their face amounts payable at maturity. Because interest on Stripped Treasury Securities and other 'zero coupon' obligations is not distributed on a current basis but in effect compounded, the value of securities of this type, including the value of accrued and reinvested interest (and of a Fund comprised of these obligations) is subject to greater fluctuations in response to changing interest rates than on debt obligations which distribute interest periodically. Accordingly, while the full faith and credit of the U.S. government provides a high level of protection against credit risks on the Securities, sale of Units before maturity of the Securities at a time when interest rates have increased would involve greater market risk than in a fund which is invested in debt obligations of comparable maturity which pay interest currently. This risk is greater when the period to maturity is longer. Furthermore, the stripping of the interest coupons will cause the Units and therefore the Holder's pro rata portion of each Stripped Treasury Security to be purchased at a deep discount. The Stripped Treasury Securities do not make any periodic payments of interest. Accordingly, Funds holding primarily Stripped Treasury Securities are not a suitable investment for persons seeking current cash distributions. Sales of Units in California may be made only to persons who have a minimum net worth (exclusive of home, home furnishings, and automobiles for personal use) of at least (i) $75,000 or (ii) $30,000 if the investor has an adjusted gross income of at least $30,000. A holder of Stripped Treasury Securities will be required to include annually in gross income an allocable portion of the discount created by coupon stripping, prior to receipt of the cash attributable to that income. Accordingly, a Fund or Trust holding Stripped Treasury Securities may be a suitable investment only if purchased by IRAs, Keogh plans or other tax-deferred accounts (see Taxes below). Stripped Treasury Securities are marketable in substantially the same manner as other discount Treasury securities.

     Under generally accepted accounting principles, a holder of a Security purchased at a discount normally must report as an item of income for financial accounting purposes the portion of the discount attributable to the applicable reporting period. The calculation of this attributable income would be made on the 'interest' method which generally will result in a lesser amount of includible income in earlier periods and a correspondingly larger amount in later periods. For Federal income tax purposes, the inclusion will be on a basis that reflects the effective semi-annual compounding of accrued but unpaid interest effectively represented by the discount. Although this treatment is similar to the 'interest' method described above, the 'interest' method may differ to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than the semi-annual period (see Taxes).

GNMA AND FREDDIE MAC SERIES

     The Ginnie Maes or Freddie Mac PCs included in the Portfolios of these Funds are backed by the indebtedness secured by the mortgages contained in the underlying mortgage pools. In order for these Securities to be eligible for inclusion in Funds designated as tax-exempt for foreign Holders (see Section B of Taxes below), evidence must be received that the underlying mortgages were originated after July 18, 1984. Although the Sponsors believe that all the underlying mortgages in those Funds were originated after July 18, 1984, to the extent that is not the case and on Funds not so designated, a foreign Holder will be subject to United States Federal income taxes on income derived from mortgages that were originated prior to July 18, 1984 (see Taxes).

     Set forth below is a brief description of the current method of origination of mortgage-backed Securities; the nature of these Securities, including the nature of the guaranty of these Securities; the basis of selection and acquisition of these Securities included in the Portfolio; and the expected life of these Securities and the Fund. The Portfolios contain information concerning the coupon rate and range of stated maturities of the Ginnie Maes or Freddie Mac PCs in the Fund.

     GINNIE MAES. The Portfolios of GNMA Series consist primarily of mortgage-backed securities of the modified pass-through type fully guaranteed as to payment of principal and interest by the Government National Mortgage Association ('GNMA').

     GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of the principal of, and interest on, certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by the Federal Housing Administration ('FHA'), the Farmers' Home Administration ('FMHA') or the Department of Veteran's Affairs ('VA'). In order to meet its obligation under its guaranty, GNMA may issue its general obligations to the United States Treasury. In the event it is called upon at any time to make good its guaranty, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the GNMA Certificates ('GNMA Pass-throughs' or 'Ginnie Maes').

     Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guaranties 'constitute general obligations of the United States backed by its full faith and credit.' Any statement in this Prospectus that a particular Security is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

     GNMA Pass-throughs. The Ginnie Maes are of the 'modified pass-through' type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Fund) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guaranty. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

     Origination of Mortgage-Backed Securities. The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as the Ginnie Maes in the Fund, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institution or commercial bank and in every instance must be a mortgagee approved by and in good standing with the FHA. In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

     The mortgages which are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the VA, which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ('FHA-insured') or Title V of the Housing Act of 1949 ('YMHA-insured') or insured or guaranteed under Chapter 37 of Title 38, U.S.C. ('VA-guaranteed'); will have a date for the first scheduled monthly payment of principal and interest that is not more than 24 months prior to the issue date of the Ginnie Mae to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (e.g., project mortgages on apartment projects and hospitals will not be mixed with 1-to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes contained in the Portfolio are mortgages on 1-to 4-family dwellings (amortizing over a period of up to 30 years). In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

     In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guaranty thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1-to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guaranty fee.

     The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

     The GNMA guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the Portfolio and not to the Units offered hereby.

     Other Securities. A part of GNMA Series may consist of Securities on which the payment of principal and interest is backed by the full faith and credit of the United States through an agency other than the GNMA. Certain Series contain Securities guaranteed by the Small Business Administration ('SBA'). These Securities are issued by financial institutions and are backed by loans to small businesses, which loans are guaranteed by the SBA pursuant to Section 7(a) of the Small Business Administration Act of 1958, as amended (15 U.S.C.

Section636). It has been the experience of the industry that such loans default at a rate of between and percent. In the event of such default, the holder of these Securities may experience delays in payment on the Securities of between 60 and 120 days. Such Securities, which may have been deposited in the Fund at a premium over par, are currently prepayable at par subject to certain limitations. To the extent that they are so prepaid, the premium over par will represent a loss of capital when compared with the original Public Offering Price of the Units.

     FREDDIE MACS. The Federal Home Loan Mortgage Corporation ('FHLMC') is a publicly-held government sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970 (the 'FHLMC Act'). FHLMC's common stock is owned by the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of purchasing first lien, conventional residential mortgage loans and participation interests therein (collectively, 'mortgages'), which FHLMC repackages and sells as guaranteed mortgage securities, primarily FHLMC Certificates. These mortgages must meet certain mortgage purchase requirements (including mortgage purchase amount limits) and must be deemed by FHLMC to be of a quality, type and class to meet generally the purchase standards of private institutional mortgage investors.

     Prior to October 1992, substantially all of the mortgages acquired by FHLMC had been acquired from mortgagees approved by the Secretary of Housing and Urban Development ('HUD') for participation in mortgage insurance programs under the National Housing Act (primarily mortgage bankers) or from federally insured financial institutions (primarily savings associations, commercial banks and savings banks). The FHLMC Act was amended in October, 1992 to remove the restrictions on the types of mortgage sellers from whom FHLMC may purchase mortgages. Accordingly, mortgage bankers and other mortgage sellers that are not federally insured financial institutions no longer need to be HUD-approved mortgagees to be approved to sell mortgages to FHLMC.

     To minimize interest rate risk FHLMC generally coordinates the volume of and effective interest rates on mortgage purchase commitments with its commitments to sell mortgage-related securities. Mortgages retained by FHLMC are financed with short-term and long-term debt, cash temporarily held pending disbursement to securities holders (float) and equity capital. FHLMC has stated that as of December 31, 1992, it had issued approximately $407.5 billion of mortgage participation and guaranteed mortgage certificates and had an adjusted total capital base of approximately $5.81 billion; during the year ended December 31, 1992 FHLMC had net income of approximately $622 million.

     Copies of FHLMC's most recent Offering Circular for FHLMC Certificates, FHLMC's Information Statement, and the most recent Supplement to the Information Statement and any quarterly report made available by FHLMC can be obtained by writing or calling the Investor Inquiry Department at Freddie Mac at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside the Washington, D.C. metropolitan area, telephone 800/336-FMPC; within the Washington, D.C. metropolitan area, telephone 703/759-8160). The Sponsors do not participate in the preparation of FHLMC's Offering Circulars, Information Statements or Supplements.

     FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. Certain of the mortgages are insured by the FHA or guaranteed by the VA, both of which are federal agencies.

     FHLMC PCs ('FHLMC Certificates'). FHLMC Mortgage Participation Certificates represent an undivided interest in a group of mortgages (a 'FHLMC Certificate group') purchased by FHLMC. FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under FHLMC's Cash, Guarantor or Multilender Swap Programs.

     Mortgage loans underlying the FHLMC Certificates included in the Portfolio will consist of fixed-rate mortgages with original terms to maturity of approximately 15 years, substantially all of which are secured by first liens on one-to four-family residential properties. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans or participations comprising another FHLMC Certificate group.

     FHLMC guarantees the timely payment of interest, the payment of the amount of principal scheduled to be paid by mortgagors due on the underlying mortgage loans to the extent of the holder's pro rata share of the unpaid principal balance of such mortgages, whether or not received by FHLMC, and the ultimate collection of all principal on the underlying mortgage loans, without any offset or deduction. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of the claim by any mortgage insurer or the FHA or payment of the guaranty claim by the VA, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal or payment of principal at maturity of a mortgage. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment in the same manner as for mortgages which it has purchased but not sold. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. Certain of the mortgages are insured by the FHA or guaranteed by the VA, both of which are federal agencies.

     The payment cycle of FHLMC Certificates is generally 75 days between month of issuance of the Security and the first investor payment. As noted above, FHLMC guarantees the timely payment of interest (adjusted to the certificate rate), whether or not received, on the unpaid principal balance of mortgage loans in the FHLMC Certificate group as determined or estimated by FHLMC. For standard 75-day PCs, FHLMC also guarantees collection of all principal on the underlying mortgage loans, without any offset or deduction, but does not guarantee the timely payment of scheduled principal. FHLMC Gold Certificates ('Gold PCs'), however, pay on a 45-day cycle and are also guaranteed as to timely payment of scheduled principal. The portfolios of Freddie Mac Series 10 and 11 consists of Gold PCs.

     Holders of FHLMC Certificates are entitled to receive interest at the FHLMC Certificate rate on their pro rata share of the unpaid principal balance of the underlying mortgage loans. Holders of FHLMC Certificates are also entitled to receive (i) their pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal, and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure, including repayments of principal resulting from acquisition by FHLMC of the real property securing the mortgage and (ii) its pro rata share of the amount of principal scheduled to be paid by mortgagors due on the underlying mortgage loans, whether or not received by FMHLC. FHLMC is required to remit to each registered FHLMC Certificate holder its pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC Certificate rate and any other sums such as prepayment fees, within 60 days of the date on which payments are received by FHLMC.

     Under FHLMC's Cash Program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which, when applied to the interest rate of the mortgage loans purchased, results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance of the mortgage loans, an assumed term and a prepayment period as determined by FHLMC. Loans may be purchased by FHLMC at an amount above, at or below 100% of the outstanding principal balance. The range of interest rates on the mortgage loans in a FHLMC Certificate group under the Cash Program will vary since mortgage loans are purchased and identified to a FHLMC Certificate group based upon their yield to FHLMC rather than on the interest rate on the mortgage loans. Under FHLMC's Guarantor Program, the interest rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC.

     The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Gold Certificates and makes payments of interest and principal each month to holders in accordance with the holders' instructions. The first payment to a holder of a FHLMC Gold Certificate will normally be received by the holder by the 15th day of the first month following the month in which the person became a holder of the FHLMC Gold Certificate. Thereafter, payments will normally be received by the 15th day of each month.

     The FHLMC guarantees referred to herein relate only to payment of principal of and interest on the FHLMC Certificates in the Portfolio and not to the Units offered hereby.

MONTHLY PAYMENT U.S. TREASURY SERIES AND U.S. TREASURY SERIES 11

     The U.S. Treasury debt obligations included in the Portfolio, though backed by the full faith and credit of the United States, are subject to changes in market value when interest rates fluctuate. Certain Series contain 'laddered' portfolios. These Funds seek to protect against declining interest rates by investing a portion of the Portfolio in longer-term Securities, while if interest rates rise Holders will be able to reinvest the proceeds of principal returned each year in higher yielding obligations. It is anticipated that equal portions of principal invested will be returned annually as Securities mature. The Portfolio in Part A contains information concerning the coupon rates and maturities of the Securities in the Fund.

PAYMENT OF THE SECURITIES AND LIFE OF THE FUND

     Because certain of the Debt Obligations from time to time may be redeemed or prepaid or will mature in accordance with their terms or may be sold under certain circumstances described herein, no assurance can be given that the Fund will retain for any length of time its present size and composition. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time and the consequent sale of Securities (see Redemption). Principally, this will depend upon the number of Holders seeking to sell or redeem their Units and whether or not the Sponsors continue to reoffer Units acquired by them in the secondary market. Factors that the Sponsors will consider in the future in determining to cease offering Units acquired in the secondary market include, among other things, the number of units of all series of funds which they hold in their inventories, the saleability of the units and their estimate of the time required to sell the units and general market conditions, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current return and the degree to which Units may be selling at a premium over par, and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than would otherwise be the case (see Administration of the Fund--Amendment and Termination).

     GNMA and Freddie Mac Series. Monthly payments and prepayments of principal are made to the Fund in respect of the mortgages underlying the Securities (see Income and Estimated Current Return below). All of the mortgages in the pools relating to the Ginnie Maes and FHLMC Certificates are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages on 1-to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less. Pricing of GNMA Securities has been based upon yield assumptions grounded in this historical experience of the FHA relating to 30 year mortgages on 1-to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes in the Portfolios.) Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1-to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970's. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. While the mortgages on 1-to 4-family dwellings underlying the FHLMC Certificates are amortized over a period of up to 15 years, the average life of comparable mortgages, owing to prepayments, is much less. Freddie Mac's current estimate of the weighted average life of 30-year conventional mortgages is approximately 8.5 years. The weighted average life of 15-year conventional mortgages is approximately 6 years. Pricing of FHLMC Certificates has been based upon yield assumptions based on this estimate. The principal repayment behavior of any individual mortgage will likely vary from this estimate. The extent of this variation will depend on a variety of factors, including the relationship between the coupon rate on a mortgage and prevailing mortgage origination rates. As prevailing mortgage origination rates increase in relationship to a mortgage coupon rate, the likelihood of prepayment of that mortgage decreases. Conversely, during periods in which prevailing mortgage origination rates are significantly less than a mortgage coupon rate, prepayment of that mortgage becomes increasingly likely. Freddie Mac revises its weighted average life estimate from time to time to better reflect both actual and projected payment experience.

     While the industry estimates that Freddie Mac PCs and Ginnie Maes will prepay as described herein, it is not possible to predict meaningfully prepayment levels on those Securities in the Fund. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of these mortgage backed securities.

     Generally speaking, a number of factors, including mortgage market interest rates and homeowners mobility, will affect the average life of these Securities. Changes in prepayment patterns, as reported by the agencies on a periodic basis, if generally applicable to the mortgage pools related to specific mortgage-backed securities, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of mortgagebacked securities. Moreover, there is no assurance that the pools of mortgage loans relating to the Securities in the Fund will conform to prepayment experience as reported by the agencies on a periodic basis, or the prepayment experience of other mortgage lenders.

     While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the Portfolio to a size resulting in such termination (termination for this reason would be delayed if additional Units are issued). Early termination of the Fund or early payments of principal may have important consequences to the Holders. To the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages. In this connection, attention is directed to The GNMA Fund Investment Accumulation Program and the Reinvestment Plan described below under Administration of the Fund, which afford to Holders the opportunity to automatically reinvest distributions of principal resulting from prepayments and termination as described above (as well as regular payments of interest and distributions of principal received upon maturity).

DESCRIPTION OF THE FUND

THE PORTFOLIO

     In selecting Securities for deposit in the Fund, Defined Asset Funds research analysts generally considered the following factors, among others: (i) the types of the securities available; (ii) the price of the Securities relative to other comparable securities and the extent to which available Securities were trading at a premium over or at a discount from par, (iii) the maturities of the Securities and (iv) for certain Funds organized in 1984 and thereafter as grantor trusts (see Section B of Taxes below), whether the Debt Obligations were issued after July 18, 1984.

     The Fund consists of the Securities listed under Portfolio in Part A (including any additional or replacement Securities acquired and held by the Fund pursuant to the terms of the Indenture) as long as they may continue to be held in the Fund, together with accrued and undistributed interest thereon and undistributed and uninvested cash representing payments and prepayments of principal and proceeds realized from the disposition or redemption of Securities (see Administration of the Fund--Portfolio Supervision). Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been purchased for the Fund under a contract, the Sponsors are authorized under the Indenture to direct the Trustee to acquire other obligations in substitution therefor.

INCOME; ESTIMATED CURRENT AND LONG-TERM RETURNS

     Generally. The estimated net annual interest rate per Unit on the Evaluation Date is set forth under Investment Summary in Part A. This rate shows the percentage return based on the face amount per Unit after deducting estimated annual fees and expenses expressed as a percentage. Interest on the Securities in the Fund, less estimated fees of the Trustee and (if applicable) Sponsors and certain other expenses, is expected to accrue at the daily rate (based on a 360-day year) shown under Investment Summary in Part A. These rates will vary as Securities mature, are exchanged, redeemed, prepaid, paid or sold, or as the expenses of the Fund change.

     The estimated current return and estimated long-term return give different information about the return to investors. Estimated current return on a Unit represents annual cash receipts from coupon-bearing debt obligations in the Portfolio (after estimated annual expenses) divided by the maximum Public Offering Price (including the sales charge). For investors interested primarily in cash flow, current return is a readily ascertainable measure. Unlike estimated current return, estimated long-term return is a measure of the estimated return to the investor earned over the estimated life of the Fund. Estimated long-term return represents an average of the yields to maturity (or earliest call date for obligations trading at prices above the particular call price) of the Debt Obligations in the Portfolio, calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges.

     'Current return' provides different information than 'yield' or 'long-term return'. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a 'yield' basis, which involves a computation of yield to maturity (or earlier call date), and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. In calculating estimated long-term return, the average yield for the Portfolio is derived by weighting each Debt Obligation's yield by the market value of the Debt Obligation and by the amount of time remaining to the date to which the Debt Obligation is priced. Once the average Portfolio yield is computed, this figure is then adjusted for estimated expenses and the effect of the maximum sales charge paid by investors. The estimated long-term return calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on Units and may, depending on maturities, over or understate the impact of sales charges. Both of these factors may result in a lower figure. For investors intending to hold their Units until their final maturity, both current return and long-term return are relevant measures of performance. For the investor who redeems Units before then, both the current return and the long-term return realized may be diminished, particularly on a sale shortly after acquisition of those Units--because the price received will not reimburse the investor for the sales charge paid.

     Generally, the long-term return of a Unit offered in the secondary market will be lower, sometimes significantly, than its current return, primarily as a result of changes in market rates of interest and any resulting decrease in the terms to maturity of the Debt Obligations in the Portfolio, as well as the likelihood that at least certain of the Debt Obligations will be valued at market premiums. Furthermore, changes in the composition of the Portfolio and its market valuation as well as the estimated fees and expenses payable by the Fund will cause current and long-term returns, as well as the difference between them, to fluctuate--because Debt Obligations are more likely to be redeemed when valued at a premium over par (generally, those Debt Obligations bearing the higher coupons), the current return and long-term return realized by an investor may be substantially lower than originally estimated.

     In addition, for GNMA and Freddie Mac Series, in actual operation, payments received in respect of the mortgages underlying the Securities will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the earlier years on the mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced--ultimately even sufficiently reduced to accelerate termination of the Fund. To the extent that those underlying mortgages, bearing the higher interest rates represented in a Portfolio are prepaid faster than the other underlying mortgages, the net annual interest rate per Unit and the return on the Units can be expected to decline. Monthly payments to the Holder will reflect all of the foregoing factors.

     U.S. Treasury Series 7--Laddered Zero Coupons. The economic effect of purchasing Units of the Fund is that the investor who holds his Units until maturity of the underlying Debt Obligations should receive approximately the offering yield not only on his original investment but on all earned discount during the life of the Debt Obligations. The assumed or implicit automatic reinvestment at market rates at the time of purchase of the portion of the yield represented by earned discount differentiates this Fund from funds comprised of customary securities on which current periodic interest is paid at market rates at the time of issue. Accordingly, an investor in the Units, unlike an investor in the fund comprised of customary securities, lessens his risk of being unable to invest distributions at a rate as high as the yield on this Fund, but may forgo the ability to reinvest fully at higher rates in the future.

     Accrued Interest. In addition to the Public Offering Price, the price of a Unit includes accrued interest on the Securities. Interest on the Debt Obligations in the Fund is generally paid on a semi-annual (or less frequently, annual) basis. In Monthly Payment U.S. Treasury Series, because interest on the Securities is not received by the

Fund at a constant rate throughout the year, Monthly Income Distributions may be more or less than the interest actually received by the Fund. In order to eliminate these fluctuations, the Trustee is required to advance the amounts necessary to provide approximately equal Monthly Income Distributions. The Trustee will be reimbursed, without interest, for these advances from interest received on the Securities. In GNMA and Freddie Mac Series, the Trust distributes the cash balance of the Income Account once a month. Therefore, to account for these factors, accrued interest is always added to the value of the Units and because of the varying interest payment dates of the Securities, accrued interest at any time will be greater than the amount of interest actually received by the Fund and distributed to Holders. If a Holder sells all or a portion of his Units, he will receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit will include accrued interest on the Securities. If a Security is sold, redeemed or otherwise disposed of, accrued interest will be received by the Fund and will be distributed periodically to Holders.

TAXES

     Section A. The following describes the tax consequences for GNMA Series 1-29, A-E, G, I, K, 1L, 1N, 1P, 1R, 1S, 1T, 1U and 1V: U.S. Treasury Series 11 and Freddie Mac Series 10 and 11.

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the United States Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to Holders 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) distributed to Holders in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to Holders in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Holders during the calendar year.

DISTRIBUTIONS

     Distributions to Holders of the Fund's interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to Holders to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Holder's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to Holders.

     Distributions that are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations. Distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to a Holder as long-term capital gain, regardless of the length of time the Units have been held by a Holder. A Holder may recognize a taxable gain or loss if the Holder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be capital gain or loss except in the case of a dealer or a financial institution. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations.

     Sales of Securities by the Fund (to meet redemptions or otherwise) may give rise to gain (including market discount) to the Fund. The amount of gain will be based upon the cost of the Security to the Fund and will be without regard to the value of the Security when a particular Holder purchases his Units. Such gain must be distributed to Holders to avoid Federal income (or excise) taxation to the Fund. In the case of sales to meet redemptions, some or all of such gain must be so distributed to nonredeeming Holders. Any such distribution will be taxable to Holders as discussed above (i.e., as ordinary income or long-term capital gain), even if as to a particular Holder the distribution economically represents a return of capital. Since such distributions do not reduce a Holder's tax basis in his Units, a Holder will have a corresponding capital loss (or a reduced amount of gain) on a subsequent sale or redemption of his Units.

     Holders will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the Holder or are automatically reinvested (see Administration of the Fund--Reinvestment).

     The Federal tax status of each year's distributions will be reported to Holders and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. Holders. Holders who are not U.S. citizens or residents should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers as to whether an investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and Holders should consult their own advisers in this regard.

     Section B. The following describes the tax consequences for Monthly Payment U.S. Treasury Series, GNMA Series F, H, J, L through 1K, 1M, 1O-NRA and 1Q-NRA, Freddie Mac Series 1 through 9, U.S. Treasury Accumulation Series, U.S. Treasury Accumulation Serial Payout Series and U.S. Treasury Series 7--Laddered Zero Coupons.

     The term 'Debt Obligation' will mean, where appropriate, Ginnie Mae, Freddie Mac PC, Bond or Stripped Treasury Security and the term 'Fund' will include Trust.

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions, or insurance companies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

     The Fund is not an association taxable as a corporation for Federal income tax purposes, and income received by the Fund will be treated as the income of the Holders in the manner set forth below.

     Each Holder will be considered the owner of a pro rata portion of each Debt Obligation in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to a Holder of his Units, including sales charges, is allocated among his pro rata portion of each Security (in proportion to the fair market values thereof on the date the Holder purchases his Units) in order to determine his tax cost for his pro rata portion of each Security.

     Each Holder will be considered to have received the interest on his pro rata portion of each Debt Obligation when interest on the Debt Obligation is received by the Fund. An individual Holder who itemizes deductions may deduct his pro rata share of fees and expenses of the Fund only to the extent that such amount together with the Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income.

     The Fund may contain Debt Obligations which were originally issued at a discount ('original issue discount'). The following principles will apply to each Holder's pro rata portion of any Debt Obligation originally issued a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a debt obligation issued on or after July 2, 1982 will accrue as interest over the life of the debt obligation under a formula based on the compounding of interest. Original issue discount on a debt obligation issued prior to July 2, 1982 will accrue as interest over the life of the debt obligation on a straight-line basis. If a Holder's tax cost for his pro rata portion of a Debt Obligation issued with original issue discount is greater than its 'adjusted issue price' but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at an 'acquisition premium.' The amount of original issue discount which must be accrued will be reduced by the amount of such acquisition premium. Each Holder will be required to include in income in each year the amount of original issue discount which accrues during the year on his pro rata portion of any Debt Obligation originally issued at a discount. The amount of accrued original issue discount so included in income in respect of a Holder's pro rata portion of a Debt Obligation is added to the Holder's tax basis therefor.

     If a Holder's tax basis for his pro rata portion of a Debt Obligation exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Debt Obligation at a 'premium'. The Holder may elect to amortize the premium prior to the maturity of the Debt Obligation. The amount amortized in any year should be applied to offset the Holder's interest from the Debt Obligation and will result in a reduction of basis for his pro rata portion of the Debt Obligation.

     A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Debt Obligation is disposed of by the Fund for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Debt Obligation acquired by the Holder at 'market discount' (i.e., if the Holder's original cost for his pro rata portion of the Debt Obligation (plus any original issue discount which will accrue thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Debt Obligation when he sells or redeems all or some of his Units.

     Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

     Notwithstanding the foregoing, a Holder who is a non-resident alien individual or a foreign corporation (a 'Foreign Holder') will generally not be subject to U.S. Federal income taxes, including withholding taxes, on the interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata portion of any Debt Obligation provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for most Debt Obligations issued by United States issuers), the Debt Obligation is issued after July 18, 1984 and the Foreign Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Debt Obligation and is not a controlled foreign corporation related (within the meaning of Section 864 (d)(4) of the Code) to the issuer of the Debt Obligation, (iii) with respect to any gain, the Foreign Holder (if an individual) is not present in the United States for 183 days or more during the calendar year and (iv) the Foreign Holder provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Holders should consult their own tax advisers with respect to United States Federal income tax consequences of ownership of Units.

     For GNMA Series F, H, J, L through 1K, 1M, 10-NRA and 1Q-NRA, a Holder may also recognize ordinary gain or loss as a result of principal payments received on underlying mortgages issued by natural persons. In addition, any gain recognized by a Holder on the disposition of his pro rata portion of a Ginnie Mae will constitute ordinary income (which will be treated as interest income for most purposes) to the extent it does not exceed the accrued market discount on the Ginnie Mae attributable to underlying mortgages.

     For Freddie Mac Series, the information statement relating to Freddie Mac PCs indicates that the mortgages underlying the Freddie Mac PCs may be subject to rules for obligations originally issued at a discount or to rules for stripped bonds and coupons under Section 1286 of the Code. Holders are urged to consult their tax advisers with respect to the application of these rules to an investment in Units. A Holder may also recognize ordinary gain or loss as a result of principal payments received on underlying mortgages issued by natural persons.

     For U.S. Treasury Accumulation Series, U.S. Treasury Accumulation Serial Payout Series and U.S. Treasury Series 7--Laddered Zero Coupons, the Fund consists primarily of Stripped Treasury Securities. A Holder is required to treat its pro rata portion of each Stripped Treasury Security as a bond that was originally issued on the date the Holder purchased its Units and at an original issue discount equal to the excess of the Holder's pro rata portion of the amount payable on such Stripped Treasury Security over the Stripped Treasury Security's ratable share of the original bond's purchase price determined on the basis of the respective fair market values of the stripped bond and the stripped coupon. A Holder of a pro rata portion of a Stripped Treasury Security is required to include in income annually a portion of such original issue discount determined under a formula which takes into account the compounding of interest.

     For Monthly Payment U.S. Treasury Series and U.S. Treasury Series 7--Laddered Zero Coupons, a distribution to a Holder of Securities upon redemption of Units will not be a taxable event to the Holder or to nonredeeming Holders. The redeeming Holder's basis for such Securities will be equal to his basis for the Securities (previously represented by his Units) prior to the redemption, and his holding period for the Securities will include the period during which he held his Units. However, the Holder may recognize taxable gain or loss when the Holder sells the Securities so distributed for cash.

                                     * * *

     In the case of GNMA Series W through 1K, 1M, 1O-NRA and 1Q-NRA, and Freddie Mac Series 1 through 9, the Sponsors believe that the mortgages underlying the Ginnie Maes and Freddie Mac PCs originated after July 18, 1984. In the case of Monthly Payment U.S. Treasury Series (except Series 1) and U.S. Treasury Series 7-- Laddered Zero Coupons, the Sponsors believe that the U.S. Treasury Securities, the interest on which is United States source income (which is the case for most Securities issued by United States issuers) were issued after July 18, 1984. To the best knowledge of the Sponsors, interest on any Security issued by a non-United States issuer is not subject to any foreign withholding taxes under current law.

     For Funds holding Stripped Treasury Securities, Holders should be aware that, because of the above original issue discount rules, Holders will be required for Federal income tax purposes to include amounts in ordinary gross income in advance of the receipt of the cash attributable to such income. Holders should also be aware that the inclusion of original issue discount in gross income for Federal income tax purposes may differ from the accrual for financial accounting purposes to the extent that generally accepted accounting principles permit or require the inclusion of interest on the basis of a compounding period other than a semi-annual period. Therefore, purchase of Units may be appropriate only for Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans or for investors who can have taxable income attributed to them in advance of the receipt of the cash attributable to such income and prior to the time that such income is earned. Purchasers of Units should consult their own advisers as to the tax treatment of original issue discount with respect to their particular circumstances, including the application of state and local laws, in order to determine whether an investment in the Fund would be appropriate for them.

     For Monthly Payment U.S. Treasury Series and U.S. Treasury Series 7--Laddered Zero Coupons, the Sponsors believe that Holders who are individuals will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, Holders (including individuals) may be subject to state and local taxes on any capital gains (or market discount treated as ordinary income) derived from the Fund and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual Holders (and any other Holders which are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, or any amortized premium on debt obligations or for any interest on indebtedness incurred to purchase or carry their Units. Therefore, even though the Sponsors believe that interest income from the Fund is exempt from state and local personal income taxes in all states, Holders should consult their own tax advisers with respect to state and local taxation. Holders will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the Holder or are automatically reinvested (see Administration of the Fund--Reinvestment).

     The foregoing discussion relates only to United States Federal and certain aspects of New York State and City income taxes. Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisers in this regard.

                                     * * *

     After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Fund on the Debt Obligations, the gross proceeds received by the Fund from the disposition of any Debt Obligation (resulting from redemption or payment at maturity of any Debt Obligation or the sale by the Fund of any Debt Obligation), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. To enable Holders to comply with Federal and state tax reporting requirements, the Trustee will, upon request, furnish Holders with evaluations of Securities that have been furnished to it by the Evaluator (Section 4.02).

RETIREMENT PLANS

     The Fund may be well suited for purchase by individual retirement accounts
(IRAs), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from these plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. The check writing privilege offered in certain Funds (see Redemption--Tender for Redemption by Check) generally will not be appropriate for such plans. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including each of the Sponsors, and other financial institutions. Fees and charges with respect to these plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Funds may be purchased by retirement plans established pursuant to the Self-Employed Individuals Tax Retirement Act of 1962 ('Keogh plans') for self-employed individuals, partnerships or unincorporated companies. Qualified individuals may generally make annual tax-deductible contributions up to the lesser of 20% of annual compensation or $30,000 in a Keogh plan. The assets of the plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Generally there are penalties for premature distributions from a plan before attainment of age 59 1/2, except in the case of a participant's death or disability. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 if a spousal account).

     Individual Retirement Account--IRA. Any individual (including one covered by an employer retirement plan) can establish an IRA or make use of a qualified IRA arrangement set up by an employer or union for the purchase of Units of the Funds. Any individual can make a contribution to an IRA equal to the lesser of $2,000 ($2,250 in a spousal account or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). A married individual filing a separate return will not be entitled to any deduction if the individual is covered by an employer-maintained retirement plan without regard to whether the individual's spouse is an active participant in an employer retirement plan. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally will be eligible for tax-deferred rollover treatment. It should be noted that certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at the time. A participant's entire interest in an IRA must be, or commence to be, distributed to the participant not later than the end of April 1 following the taxable year during which the participant attains age 70 1/2. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plan. A pension or profit-sharing plan established for employees of a corporation may purchase Units of the Funds.

PUBLIC SALE OF UNITS

PUBLIC OFFERING PRICE

     The Public Offering Price of Units is computed by adding to the aggregate offering side or bid side evaluation of the Securities (as determined by the Evaluator), divided by the number of Units outstanding, the sales charge at the applicable percentage of the evaluation per Unit (the net amount invested). Generally, the offering side evaluation is the basis for pricing in the primary market and the bid side evaluation is the basis for pricing in the secondary market. Certain Funds, as identified in Part A, may still be in the primary market. A proportionate share of any cash held by the Fund in the Capital Account not allocated to the purchase of specific Securities and net accrued and undistributed interest on the Securities to the date of delivery of the Units to the purchaser is added to the Public Offering Price. The Public Offering Price of the Units will vary from day to day in accordance with fluctuations in the evaluations of the underlying Securities.

     The following tables set forth the applicable percentage of sales charge and the concession to dealers for the Funds specified. These amounts may be reduced on a graduated scale for quantity purchases and will be applied on whichever basis is more favorable to the purchaser. To qualify for a reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution. Sales charges and dealer concessions are as follows:

                              PRIMARY MARKET SALES

                 U.S. TREASURY SERIES 7--LADDERED ZERO COUPONS

     Purchasers of Units of two or more Trusts will pay the sales charge on Units of each Trust at the rate applicable to the total dollar amount invested in this Series.

                                                                                                SALES CHARGE
                                                                                         (GROSS UNDERWRITING
                                                                                                     PROFIT)
                                                                                    --------------------------      DEALER
                                                                                    AS PERCENT OF               CONCESSION
                                                                                     OFFER SIDE    AS PERCENT   AS PERCENT
                                                                                         PUBLIC        OF NET    OF PUBLIC
                               DOLLAR AMOUNT INVESTED                                  OFFERING        AMOUNT     OFFERING
                               (IN THOUSANDS)                                             PRICE      INVESTED        PRICE
                               ---------------------------------------------------  -------------  -----------  -----------
Assurance Trust 1995(A)        Less than $250.....................................         2.50%        2.564%       1.625%
                               $250-499...........................................         2.00         2.041        1.300
                               $500-749...........................................         1.50         1.523        0.975
                               $750-999...........................................         1.25         1.266        0.813
                               $1,000 or more.....................................         1.00         1.010        0.650
Assurance Trust 2000(B)        Less than $250.....................................         3.00         3.093        1.950
                               $250-499...........................................         2.50         2.564        1.625
                               $500-749...........................................         2.00         2.041        1.300
                               $750-999...........................................         1.50         1.523        0.975
                               $1,000 or more.....................................         1.25         1.266        0.813
Assurance Trust 2005(C)        Less than $250.....................................         4.00         4.167        2.600
                               $250-499...........................................         3.00         3.093        1.950
                               $500-749...........................................         2.50         2.564        1.625
                               $750-999...........................................         2.00         2.041        1.300
                               $1,000 or more.....................................         1.50         1.523        0.975

                               CONCESSIONS
                                       TO
                               INTRODUCING
                                  DEALERS
                               -----------
Assurance Trust 1995(A)         $   18.00
                                    14.40
                                    10.80
                                     9.00
                                     7.20
Assurance Trust 2000(B)             21.60
                                    18.00
                                    14.40
                                    10.80
                                     9.00
Assurance Trust 2005(C)             28.80
                                    21.60
                                    18.00
                                    14.40
                                    10.80

                                      MONTHLY PAYMENT U.S. TREASURY SERIES 14

                                                                                SALES CHARGE
                                                                 (GROSS UNDERWRITING PROFIT)
                                                               ----------------------------------        DEALER     CONCESSIONS
                                                                AS PERCENT OF       AS PERCENT OF  CONCESSION AS             TO
                                                               OFFER SIDE PUBLIC     NET AMOUNT      PERCENT OF     INTRODUCING
     NUMBER OF UNITS                                           OFFERING PRICE          INVESTED    OFFERING PRICE       DEALERS
-------------------------------------------------------------  -------------------  -------------  ---------------  -------------
Less than 1,000,000..........................................            1.25%            1.523%          0.975%          $9.00
1,000,000 or more............................................            1.00             1.010           0.650            7.20




                    MONTHLY PAYMENT U.S. TREASURY SERIES 15

                                                                                SALES CHARGE
                                                                 (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                   CONCESSION AS
                                                                                                     PERCENT OF
                                                               ----------------------------------  PUBLIC OFFERING
                                                               AS PERCENT OF OFFER  AS PERCENT OF         PRICE     CONCESSION TO
                                                                  SIDE PUBLIC        NET AMOUNT    ---------------  INTRODUCING
     NUMBER OF UNITS                                           OFFERING PRICE          INVESTED                         DEALERS
-------------------------------------------------------------  -------------------  -------------                   -------------
Less than 500,000............................................            2.00%            2.041%          1.300%      $   14.40
500,000-999,999..............................................            1.50             1.523           0.975           10.80
1,000,000 or more............................................            1.00             1.010           0.650            7.20

                                 GNMA SERIES 1V

                                                                                SALES CHARGE
                                                                 (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                   CONCESSION AS
                                                                                                     PERCENT OF
                                                               ----------------------------------  PUBLIC OFFERING
                                                               AS PERCENT OF OFFER  AS PERCENT OF         PRICE     CONCESSION TO
                                                                  SIDE PUBLIC        NET AMOUNT    ---------------  INTRODUCING
     NUMBER OF UNITS                                           OFFERING PRICE          INVESTED                         DEALERS
-------------------------------------------------------------  -------------------  -------------                   -------------
Less than 100,000............................................            4.00%            4.167%          2.600%      $   28.80
100,000-499,000..............................................            3.00             3.093           1.950           21.60
500,000-749,999..............................................            2.50             2.564           1.625           18.00
750,000-999,999..............................................            2.00             2.041           1.300           14.40
1,000,000 or more............................................            1.50             1.523           0.975           10.80

                             FREDDIE MAC SERIES 11

                                                                                SALES CHARGE
                                                                 (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                   CONCESSION AS
                                                                                                     PERCENT OF
                                                               ----------------------------------  PUBLIC OFFERING
                                                               AS PERCENT OF OFFER  AS PERCENT OF         PRICE     CONCESSION TO
                                                                  SIDE PUBLIC        NET AMOUNT    ---------------  INTRODUCING
     NUMBER OF UNITS                                           OFFERING PRICE          INVESTED                         DEALERS
-------------------------------------------------------------  -------------------  -------------                   -------------
Less than 100,000............................................            3.25%            3.359%          2.113%      $   23.40
100,000-499,999..............................................            2.75             2.828           1.788           19.80
500,000-749,999..............................................            2.00             2.041           1.300           14.40
750,000-999,999..............................................            1.25             1.266           0.813            9.00
1,000,000 or more............................................            1.00             1.010           0.650            7.20

                             SECONDARY MARKET SALES
                            GNMA SERIES 1 THROUGH D

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      BID SIDE PUBLIC      NET AMOUNT     PERCENT OF PUBLIC
     NUMBER OF UNITS                                                  OFFERING PRICE         INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than 250.......................................................           4.25%            4.439%               2.763%
250-499.............................................................           3.25             3.359                2.113
500-749.............................................................           2.50             2.564                1.625
750-999.............................................................           2.00             2.041                1.300
1,000 or more.......................................................           1.50             1.523                0.975


                            GNMA SERIES E AND SUBSEQUENT SERIES


                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            4.25%             4.439%           2.763%
250,000-499,999...........................................................            3.25              3.359            2.113
500,000-749,999...........................................................            2.50              2.564            1.625
750,000-999,999...........................................................            2.00              2.041            1.300
1,000,000 or more.........................................................            1.50              1.523            0.975



                                    FREDDIE MAC SERIES 1 THROUGH 9

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            3.50%             3.627%           2.275%
250,000-499,999...........................................................            2.75              2.828            1.788
500,000-749,999...........................................................            2.00              2.041            1.300
750,000-999,999...........................................................            1.50              1.523            0.975
1,000,000 or more.........................................................            1.00              1.010            0.650

                                                  FREDDIE MAC SERIES 10 AND 11

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------

Less than 100,000.........................................................            3.50%             3.627%           2.275%

100,000-499,999...........................................................            3.00              3.093            1.950

500,000-749,999...........................................................            2.25              2.302            1.463

750,000-999,999...........................................................            1.50              1.523            0.975

1,000,000 or more.........................................................            1.25              1.266            0.813




              U.S. TREASURY ACCUMULATION SERIES A AND U.S. TREASURY ACCUMULATION SERIAL PAYOUT SERIES 1
                                                         (LONG TERM TRUST)


                                                                                             SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------

Less than 250,000.........................................................            4.50%             4.712%           2.925%

250,000-499,999...........................................................            3.25              3.359            2.113

500,000-749,999...........................................................            2.50              2.564            1.625

750,000-999,999...........................................................            2.00              2.041            1.300

1,000,000 or more.........................................................            1.50              1.523            0.975



                                       MONTHLY PAYMENT U.S. TREASURY SERIES 1, 2, 3 AND 4


                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------

Less than 250,000.........................................................            2.50%             2.564%           1.625%

250,000-499,999...........................................................            2.00              2.041            1.300

500,000-749,999...........................................................            1.50              1.523            0.975

750,000-999,999...........................................................            1.25              1.266            0.813

1,000,000 or more.........................................................            1.00              1.010            0.650

                                       27

                                 MONTHLY PAYMENT U.S. TREASURY SERIES 5

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 250,000.........................................................            2.75%             2.828%           1.788%
250,000-499,999...........................................................            2.25              2.302            1.463
500,000-749,999...........................................................            1.50              1.523            0.975
750,000-999,999...........................................................            1.25              1.266            0.813
1,000,000 or more.........................................................            1.00              1.010            0.650


                                             MONTHLY PAYMENT U.S. TREASURY SERIES 6
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 1,000,000.......................................................            1.00%             1.010%           0.650%
1,000,000 or more.........................................................            0.50              0.503            0.325



                                  MONTHLY PAYMENT U.S. TREASURY SERIES 10

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 500,000.........................................................            2.25%             2.302%           1.463%
500,000-999,999...........................................................            1.75              1.781            1.138
1,000,000 or more.........................................................            1.25              1.266            0.813



                    MONTHLY PAYMENT U.S. TREASURY SERIES 8, 12, 13 AND 14

                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 1,000,000.......................................................            1.50%             1.523%           0.975%
1,000,000 or more.........................................................            1.25              1.266            0.813

                            U.S. TREASURY SERIES 11

     There is no sales charge for Units of this Fund, but Units are subject to a Sponsors' administrative fee at the annual rates set forth under Investment Summary in Part A.

                                             MONTHLY PAYMENT U.S. TREASURY SERIES 15
                                                                                               SALES CHARGE
                                                                                (GROSS UNDERWRITING PROFIT)           DEALER
                                                                                                                  CONCESSION AS
                                                                                                                    PERCENT OF
                                                                            ------------------------------------  PUBLIC OFFERING
                                                                            AS PERCENT OF BID    AS PERCENT OF           PRICE
                                                                               SIDE PUBLIC         NET AMOUNT     ---------------
     NUMBER OF UNITS                                                        OFFERING PRICE           INVESTED
--------------------------------------------------------------------------  -------------------  ---------------
Less than 500,000.........................................................            2.25%             2.302%           1.463%
500,000-999,999...........................................................            1.75              1.781            1.138
1,000,000 or more.........................................................            1.25              1.266            0.813

                 U.S. TREASURY SERIES 7--LADDERED ZERO COUPONS

     Sales charges in the secondary market are the same as in the primary market (see above) but are based on the bid side evaluation of the Securities instead of the offer side.

  U.S. TREASURY ACCUMULATION SERIAL PAYOUT SERIES 1 (INTERMEDIATE-TERM TRUST)

     The secondary market sales charge is 2.75% (2.828% of the net amount invested), based on the bid side evaluation of the underlying Securities.

     The above graduated sales charges will apply on all purchases on any one day by the same purchaser of Units only in the amounts stated. Concurrent purchases in the secondary market of one or more Series sponsored by the Sponsors which have the same rates of sales charge will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

     Employees of certain of the Sponsors and their affiliates may purchase Units of the Fund at prices based on a reduced sales charge of not less than $5.00 per Unit (or per 1,000 Units).

     Evaluations of the Securities are determined by the Evaluator, taking into account the same factors referred to under Redemption--Computation of Redemption Price per Unit. The determination is made each business day as of the Evaluation Time set forth under Investment Summary in Part A (the 'Evaluation Time'), effective for all sales made since the last of these evaluations. The determination for Put Series is made on the last business day of each week, effective for all sales during the following week. (Section 4.01). The term 'business day', as used herein and under 'Redemption', shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange:
New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, Columbus Day, Veteran's Day and Martin Luther King's birthday.

     For GNMA and Freddie Mac Series, there is a period of a few days, beginning on the first day of each month, during which the total amount of payments (including prepayments, if any) of principal for the preceding month on the various mortgages underlying each of the Securities in the Portfolios of these Funds will not yet have been reported by the issuer and made generally available to the public. During this period, the precise principal amount of the underlying mortgages remaining outstanding for each Security in the Portfolio, and therefore the precise principal amount of the Security to be acquired by the Trustee as a holder of these Securities and distributed to Holders with the next monthly distribution, will not be known. The Sponsors do not expect that the amounts of these prepayments and the differences in principal amounts from month to month will be material in relation to these Funds due to the number of mortgages underlying each Security and the number of these Securities in the Fund. However, there can be no assurance that they will not be material. For purposes of the determination by the Evaluator and for purposes of calculations of accrued interest on the Units, during the period in each month prior to the time when the precise amounts of principal of the Securities for the month become publicly available, the Evaluator will base its evaluations and calculations, which are the basis for calculations of the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit, upon the principal amount outstanding for the preceding month (see Redemption). Nevertheless, the Sponsors will adopt procedures as to pricing and evaluation for Units of these Funds designed to minimize the impact of these differences upon the calculation of the Public Offering Price per Unit, the Repurchase Price per Unit or the Redemption Price per Unit, with such modifications, if any, deemed necessary by the Sponsors for the protection of the Holders, upon notice to the Holders.

COMPARISON OF PUBLIC OFFERING PRICE, SPONSORS' REPURCHASE PRICE AND REDEMPTION PRICE

     On the Evaluation Date the Public Offering Price per Unit (which includes the sales charge) exceeded the Sponsors' Repurchase Price per Unit and the Redemption Price per Unit (each generally based on the bid side evaluation of the Securities in the Fund--see Redemption) by the amount set forth under Investment Summary in Part A. For various reasons (including fluctuations in the market prices of the Securities and the fact that the Public Offering Price includes the sales charge), the amount realized by a Holder upon any sale or redemption of Units may be less than the price paid by him for the Units.

PUBLIC DISTRIBUTION

     The Sponsors intend to continue to qualify Units in certain states in the U.S. in which qualification is deemed necessary for sale by the Sponsors and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries, and this Prospectus does not constitute an offer to sell Units in any state or country where Units cannot lawfully be sold. Sales to dealers are currently made at prices which represent a concession of the applicable rate specified above, but Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent for the Sponsors ('Agent for the Sponsors') reserves the right to change the amount of the concession to dealers from time to time. Any dealer may reallow a concession not in excess of the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     In maintaining a market for Units (see Market for Units) the Sponsors will realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem these Units, as the case may be. In addition, on each subsequent deposit of Securities in connection with the sale of additional Units to the public, the Sponsors may realize a profit or loss. To the extent that additional Units of the Fund continue to be offered for sale the Underwriting Account may also realize profits or losses as a result of fluctuations in the public offering price of Units. Cash, if any, made available by buyers of Units to the Sponsors prior to the settlement date for the purchase of Units may be used in the Sponsors' businesses subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

MARKET FOR UNITS

     While the Sponsors are not obligated to do so, it is their intention to maintain a secondary market for Units of this Series and continuously to offer to purchase Units of this Series at prices, subject to change at any time, which will be computed based on the bid side of the market, taking into account the same factors referred to in determining the bid side evaluation of Securities for purposes of redemption (see Redemption). The Sponsors may discontinue purchases of these Units at prices based on the bid side evaluation of the Securities should the supply of Units exceed demand or for other business reasons. In this event the Sponsors may nonetheless under certain circumstances purchase Units, as a service to Holders, at prices based on current redemption prices for those Units (see Redemption). The Sponsors, of course, do not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. Prospectuses relating to certain other unit trusts indicate an intention, subject to change on the part of the respective sponsors of such trusts, to purchase units of those trusts on the basis of a price higher than the bid prices of the bonds in the trusts. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsors for Units of this Series in secondary market transactions. As in this Series, the purchase price per unit of such unit trusts will depend primarily on the value of the bonds in the portfolio of the trust.

     The Sponsors may redeem any Units they have purchased in the secondary market or through the Trustee in accordance with the procedures described below if they determine it is undesirable to continue to hold these Units in their inventories. Factors which the Sponsors will consider in making this determination will include the number of units of all series of all funds which they hold in their inventories, the saleability of the units and their estimate of the time required to sell the units and general market conditions. For a description of certain consequences of any redemption for remaining Holders, see Redemption.

     A Holder who wishes to dispose of his Units should inquire of his bank or broker as to current market prices in order to determine if there exist over-the-counter prices in excess of the repurchase price.

REDEMPTION (SERIES OTHER THAN MONTHLY PAYMENT U.S. TREASURY SERIES)

     While it is anticipated that Units in most cases can be sold in the over-the-counter market for an amount equal to the Redemption Price per Unit (see Market for Units), Units may be redeemed at the office of the Trustee upon tender on any business day, as defined under Public Sale of Units--Public Offering Price, of Certificates or, in the case of uncertificated Units, delivery of a request for redemption, and payment of any relevant tax, without any other fee (Section 5.02). Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. Holders must sign exactly as their names appear on the face of the Certificate with the signatures guaranteed by an eligible guarantor institution, or in some other manner acceptable to the Trustee. In certain instances the Trustee may require additional documents including, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     On the seventh calendar day following the tender (or if the seventh calendar day is not a business day on the first business day prior thereto), the Holder will be entitled to receive the proceeds of the redemption in an amount per Unit equal to the Redemption Price per Unit (see below) as determined as of the Evaluation Time next following the tender. At the option of qualified Holders of Treasury 'Zero' Series 5 as specified in writing to the Trustee, redemption of Units of that Fund may be received in kind (see Redemption in Kind below). So long as the Sponsors are maintaining a market at prices not less than the Redemption Price per Unit, the Sponsors will repurchase any Units tendered for redemption no later than the close of business on the second business day following the tender (see Market for Units). The Trustee is authorized in its discretion, if the Sponsors do not elect to repurchase any Units tendered for redemption or if a Sponsor tenders Units for redemption, to sell the Units in the over-the-counter market at prices which will return to the Holder a net amount in cash equal to or in excess of the Redemption Price per Unit for the Units (Section 5.02).

     The Trustee is empowered to sell Securities in order to make funds available for redemption (Section 5.02) if funds are not otherwise available in the Capital and Income Accounts (see Administration of the Fund-- Accounts and Distributions). The Securities to be sold will be selected from a list supplied by the Sponsors. Securities will be chosen for this list by the Sponsors on the basis of those market and credit factors as they may determine are in the best interests of the Fund. Provision is made under the Indenture for the Sponsors to specify minimum face amounts in which blocks of Securities are to be sold in order to obtain the best price for the Fund. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsors believe that the minimum face amounts which would be specified would range from $25,000 to $100,000.

     To the extent that Securities are sold, the size and diversity of the Fund will be reduced. The check writing feature described below may increase the rate of redemption and therefore the rate at which the size of Series on which it is offered decrease. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Holder depending on the value of the Securities in the Portfolio at the time of redemption. In addition, because of the minimum face amounts in which Securities are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to Holders (see Administration of the Fund--Portfolio Supervision).

REDEMPTION IN KIND (MONTHLY PAYMENT U.S. TREASURY SERIES AND U.S. TREASURY SERIES 7--LADDERED ZERO COUPONS)

     Except as provided below, and in order to avoid recognition of capital gain or loss for non-redeeming Holders, the Trustee will effect all redemptions in kind, except that the portion of the Redemption Price representing accrued interest on the Bonds and the Holder's pro rata portion of the cash balance in the Fund will be paid in cash and except that a U.S. Treasury Series 7--Laddered Zero Coupons Holder will be entitled to receive securities in kind only if that Holder is entitled to receive at least $100,000 in face amount of each Stripped Treasury Security in the Portfolio as part of his distribution; in any other case, the Trustee will deliver tendered Units for sale to the Sponsors at the equivalent of the Redemption Price per Unit and then pay the net proceeds of any such sale to the Holder on the day the Holder would otherwise be entitled to receive the redemption distribution.

     On the seventh calendar day following the tender (or if the seventh calendar day is not a business day, on the first business day prior thereto), the Holder will be entitled to receive in kind an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the Evaluation Time next following the tender, except that if the Sponsor is maintaining a secondary market for Units at a price which will return to the Holder an amount in cash, net after deducting any commissions or expenses, equal to or in excess of the Redemption Price per Unit, the Trustee will deliver tendered Units for sale to the Sponsor. The Trustee will then pay the net proceeds of any such sale to the Holder on the day the Holder would otherwise be entitled to receive the redemption distribution. In an in kind redemption the Holder will receive his pro rata portion of the principal amount of the Portfolio and of the net cash in the Fund (Section 5.02).

     Distribution in kind on redemption of Units shall be held by the Trustee as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder, as follows:

     (a) If the tendering Holder requests cash payment, the Distribution Agent shall sell the Securities distributed as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale after deducting brokerage commissions and transfer taxes, if any, on the sale.

     (b) If the tendering Holder requests distribution in kind, the Distribution Agent shall sell any portion of the Securities distributed represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole Securities received on the in kind distribution.

     In order to prevent the Fund from receiving cash on the disposition of less than a whole Security, the Sponsor will, even if it is not maintaining a market for Units at prices based on the offering side evaluation thereof, purchase any Units tendered at the cash equivalent of the Redemption Price per Unit and tender those Units for redemption only when a whole Security can be received in exchange therefor.

     Any amounts paid on redemption representing income received will be withdrawn from the Income Account (see Administration of the Fund--Accounts and Distributions) to the extent funds are available. In implementing these redemption procedures, the Trustee and Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the Securities distributed in kind as of the date of tender.

     To the extent that securities are redeemed in kind, the size of the Fund will be reduced but each remaining Unit will continue to represent the identical principal amount of Bonds with specified interest rates, maturities and call provisions, if any. The value of Securities received upon redemption and the proceeds received by the Distribution Agent for the account of the redeeming Holder may be more or less than the amount paid by the Holder depending on the value of the Securities in the Fund at the time of redemption.

ALL SERIES

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, or (2) for any period during which, as determined by the SEC, (i) trading on that Exchange is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or (3) for any other periods which the SEC may by order permit (Section 5.02).

TENDER FOR REDEMPTION BY CHECK (AVAILABLE ONLY ON GNMA SERIES K THROUGH 1K, FREDDIE MAC SERIES 1 THROUGH 9 AND MONTHLY PAYMENT U.S. TREASURY SERIES 1-5)

     Holders of these Funds who have submitted a properly completed application form and who have elected, by surrendering any Certificates with this application, to hold their Units in uncertificated form are entitled to receive upon request without charge checks which will be drawn upon a special account of the Fund with the bank specified in Part A (the 'Bank'). This election, however, does not create a checking or other bank account relationship between the Holder and the Bank. Checks may be made payable to the order of any person in amounts of $500 or more. When a check is presented to the Bank for payment, this presentment shall be treated as a tender for redemption of a sufficient number of Units to cover the amount of the check. So long as the Sponsors are maintaining a market at prices in excess of the Redemption Price per Unit, the Sponsors will repurchase any of the Units that are tendered at a price computed as set forth under Market for Units. If the Sponsors are no longer maintaining such a market, Units tendered for redemption by check will be redeemed at their Redemption Price per Unit, based on the lower bid side evaluation of the Securities. Units may not be tendered by check within 15 days following their date of purchase.

     Expenses incurred as a result of the checking service will be borne by the Fund. Holders wishing to use this checking service may obtain an application form by completing and mailing the card attached to the Prospectus. Upon receipt from a Holder of a properly completed application together with all of such Holder's Certificates, the Bank will issue a supply of checks to that Holder. Each check sent to a Holder will have that Holder's name and account number in the Fund impressed thereon. Checks drawn on a jointly owned account may, at the option of the joint owners, require only one signature. The Fund's check writing privilege generally will not be appropriate for retirement plans that may invest in the Fund (see Description of the Fund--Retirement Plans). Holders who choose to utilize the Fund's check writing service are subject to the procedures, rules and regulations of the Bank governing checking accounts and redemptions by draft.

     The Bank will not honor checks which are in amounts exceeding the value of the Holder's Units at the time the check is presented to the Bank for payment. If insufficient Units are in the account, the check will be returned marked 'insufficient funds'. Since the dollar value of the Units may change daily, the total value of the account may not be determined in advance and, accordingly, the account may not be entirely redeemed by check. For the same reason, Holders should be aware that even checks written for amounts less than the present value of a Holder's account may be dishonored if the value of the Units in the account declines between the time when the check was written and the time when it was presented for payment. The Bank will not honor checks personally presented for payment at any office of the Bank. This checking service may be terminated or modified at any time by the Bank upon prior notice to the Holders.

COMPUTATION OF REDEMPTION PRICE PER UNIT

     Redemption Price per Unit is computed by the Trustee, as of the Evaluation Time, on each June 30 and December 31 (or the last business day prior thereto), on any business day as of the Evaluation Time next following the tender of any Unit for redemption, and on any other business day desired by the Trustee or the Sponsors, by adding (a) the aggregate bid side evaluation of the Securities, (b) cash on hand in the Fund (other than cash covering contracts to purchase Securities), (c) accrued and unpaid interest on the Securities up to but not including the date of redemption and (d) all other assets of the Fund; deducting therefrom the sum of (x) taxes or other governmental charges against the Fund not previously deducted, (y) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Evaluator and counsel, and certain other expenses and (z) cash held for distribution to Holders of record as of a date prior to the evaluation; and dividing the result by the number of Units outstanding as of the date of computation (Section 4.01 and 5.01).

     The aggregate current bid or offering side evaluation of the Securities is determined by the Evaluator in the following manner: (a) on the basis of current bid or offering prices for the Securities, (b) if bid or offering prices are not available for any Securities, on the basis of current bid or offering prices for comparable securities, (c) by determining the value of the Securities on the bid or offering side of the market by appraisal, or (d) by any combination thereof. The Evaluator may obtain current price information as to the Securities from investment dealers or brokers (including the Sponsors) which customarily deal in this type of security.

     While Securities of the type included in the Portfolio involve minimal risk of loss of principal, due to variations in interest rates the market value of these Securities, and Redemption Price per Unit, can be expected to fluctuate during the period of an investment in the Fund.

EXPENSES AND CHARGES

FEES

     The Trustee's Annual Fee and Expenses, Portfolio Supervision Fee (if any) and Evaluator's fee are set forth under Investment Summary in Part A. For its services as Trustee, the Trustee (or Co-Trustees, in the case of Investors Bank & Trust Company and The First National Bank of Chicago) receives annually the amount set forth under Investment Summary in Part A. The Trustee's fee is calculated monthly on the basis of the largest face amount of Debt Obligations outstanding during the previous month. The total amount received by the Trustee, set forth under Investment Summary in Part A as Trustee's Annual Fee and Expenses per Unit, includes an additional amount representing certain regular and recurring expenses of the Fund, including the Evaluator's fee estimated Portfolio Supervision Fee (if any) and certain mailing and printing expenses (Section 3.16). Expenses in excess of this amount will be borne by the Fund. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture. In addition, the Co-Trustee of GNMA Series 1 through 29, A and B receives for its services $200 for each annual period (Section 8.05).

     The Portfolio Supervision Fee, is based on the average of the largest face amount of Securities in the Fund at any time during each month of a calendar year in which additional Securities are deposited in the Fund, and thereafter on the largest face amount of Securities in the Fund at any time during each annual period. This fee, which is not to exceed the maximum amount set forth under Investment Summary in Part A, may exceed the actual costs of providing portfolio supervisory services for this Fund, but at no time will the total amount they receive for portfolio supervisory services rendered to all series of The Government Securities Income Fund in any calendar year exceed the aggregate cost to them of supplying these services in that year. In addition, the Sponsors may also be reimbursed for bookkeeping and other administrative services provided to the Fund in amounts not exceeding their costs of providing these services (Section 3.04, 7.05 or 7.06).

     The Trustee's and Evaluator's fees are payable on or before each Distribution Day. The foregoing fees may be adjusted for inflation in accordance with the terms of the Indenture without approval of Holders (Sections 4.03, 7.06 and 8.05).

OTHER CHARGES

     These include: (a) fees of the Trustee for extraordinary services (Section 8.05), (b) certain expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsors (Sections 3.04, 3.08 or 3.09, 7.05(b), 8.01, 8.03 and 8.05), (c) various governmental charges (Sections
3.03 and 8.01(h)), (d) expenses and costs of action taken to protect the Fund (Section 8.01(d)), (e) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part (Section 8.05), (f ) indemnification of the Sponsors for any losses, liabilities and expenses incurred without gross negligence, bad faith, wilful misconduct or reckless disregard of their duties (Section 7.05(b)) and (g) expenditures incurred in contacting Holders upon termination of the Fund (Section 9.02). The amounts of these charges and fees are secured by a lien on the Fund and, if the balances in the Income and Capital Accounts (see below) are insufficient, the Trustee has the power to sell Securities to pay these amounts (Section 8.05).

ADMINISTRATION OF THE FUND

RECORDS

     The Trustee keeps a register of the names, addresses and holdings of all Holders. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which are available to Holders for inspection at the office of the Trustee at reasonable times during business hours (Sections 6.01, 8.02 and 8.04).

ACCOUNTS AND DISTRIBUTIONS

     The terms of the Ginnie Maes and Freddie Mac PCs provide for payment to the holders thereof (including the Fund), on the fifteenth day of each month, of amounts collected by or due to the issuers thereof with respect to the underlying mortgages during the preceding month. Payments on certain other Securities may be due semi-annually. Stripped ('Zero') Treasury Securities pay only at maturity.

     Interest received by the Fund are credited to an Income Account and other receipts to a Capital Account (Sections 3.01 and 3.02). Distributions will be made to each Holder as of each Record Day on the following Distribution Day or shortly thereafter, and shall consist of an amount substantially equal to the Holder's pro rata share of the distributable cash balance of the Income Account, after deducting estimated expenses, plus the Holder's pro rata share of the distributable cash balance of the Capital Account computed as of the close of business on the preceding Record Day. For certain Funds with Monthly or Quarterly Income Distributions, an estimate of the distribution is set forth under Investment Summary in Part A. This amount will change as Securities are redeemed, paid, prepaid or sold. Proceeds received from the disposition, payment or prepayment of any of the Securities subsequent to a Record Day and prior to the succeeding Distribution Day will be held in the Capital Account to be distributed on the second succeeding Distribution Day, unless (for Funds qualified as 'regulated investment companies'--see Section A of Taxes above) the proceeds are reinvested in new Securities pursuant to the terms of the Indenture. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. No distribution need be made from the Capital Account if the balance therein is less than the amount set forth under Investment Summary in Part A (Section 3.04). A Reserve Account may be created by the Trustee by withdrawing from the Income or Capital Accounts, from time to time, those amounts deemed requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Fund (Section 3.03). Funds held by the Trustee in the various accounts created under the Indenture do not bear interest (Section 8.01).

INVESTMENT ACCUMULATION PROGRAM (FREDDIE MAC SERIES 1 THROUGH 9 AND GNMA SERIES (EXCEPT GNMA SERIES I, K, 1L, 1N, 1P, 1R, 1S, 1T AND 1U)

     Principal and interest and redemption proceeds received by most of the Funds are distributed monthly to Holders, normally in cash. However, a Holder may elect to have his monthly distributions reinvested in The GNMA Fund Investment Accumulation Program, Inc. (the 'Program'). The Program is an open-end management investment company whose primary investment objective is to obtain a high level of current income through investment in a portfolio of Ginnie Maes. It should be noted, however, that interest distributions to foreign holders from this Program will be subject to U.S. Federal income taxes, including withholding taxes. For more complete information about the Program, including charges and expenses, return the form enclosed in Part A for a prospectus. Read it carefully before you decide to participate. Notice of election to participate must be received by the Program Agent in writing at least ten days before the Record Day for the first distribution to which such notice is to apply.

     Holders of Units in IRA's, Keogh plans, and other tax-deferred retirement plans should consult with their plan custodian as to the appropriate disposition of distributions (see Taxes--Retirement Plans).

REINVESTMENT PLAN (GNMA SERIES I, 1L, 1N, 1P, 1R, 1S, 1T AND 1U, FREDDIE MAC SERIES 10 AND 11 AND MONTHLY PAYMENT U.S. TREASURY SERIES 1-5 ONLY)

     Unless otherwise instructed, the Trustee distributes interest and any principal, redemption or prepayment proceeds received by these Funds to Holders in cash. However, a Holder may elect to have his monthly distributions reinvested by participating in the Fund's reinvestment plan (the 'Reinvestment Plan'). A Holder, including any Holder which is a broker or nominee of a bank or other financial institution) may indicate to the Trustee, by completing and mailing the form enclosed in Part A, that he wishes distributions of income, of principal or both to be automatically invested in additional Units of the Fund at the reduced sales charge set forth below. The Holder's completed notice of election to participate in the Reinvestment Plan must be received by the Trustee at least ten days (except as described below) before the Record Day for the first distribution to which the election is to apply and will remain effective until notice to the contrary is timely received by the Trustee. Holders who elect to reinvest their distributions will receive additional Units and therefore will increase their proportionate ownership of the Fund relative to the proportionate ownership of those Holders who receive their distributions in cash. Any such election will not reduce the income per Unit distributed to Holders. Elections may be modified or revoked on similar notice.

     Purchases of Units pursuant to the Reinvestment Plan will be made at a reduced sales charge as follows. Monthly Payment U.S. Treasury Series 1-5: 0.75% of the Public Offering Price (0.756% of the net amount invested); GNMA Series I and K: 2.90% of the Public Offering Price (2.99% of the net amount invested); GNMA Series 1L, 1N, 1P, 1R, 1S, 1T and 1U: 1.50% of the Public Offering Price (1.523% of the net amount invested); Freddie Mac Series 10 and 11: 1.0% of the Public Offering Price (1.010% of the net amount invested). Unit prices are based on the offering side evaluation of underlying Securities while a Fund is in the primary market, and on the bid side evaluation when the Fund is in the secondary market. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee or Distribution Agent which in turn will purchase for the Holder from the Sponsors full and fractional Units of the Fund at the price determined as of the close of business on the Distribution Day. These Units may be Units already held in inventory by the Sponsors (see Market for Units) or new Units created by the Sponsors' deposit of additional Securities in the Fund (see Description of the Fund-- Structure). The Trustee or Distribution Agent will add the Units to the Holder's account and will send the Holder an account statement reflecting the reinvestment.

     Certificates for whole Units acquired under the Reinvestment Plan will be issued only if the Holder so requests; fractional Units may only be held in uncertificated form (see Certificates below). When Certificates are not issued the Trustee will credit each Holder's account with the number of Units purchased with such Holder's reinvested distribution. Each Holder receives account statements both annually and after each Reinvestment Plan transaction to provide the Holder with a record of the total number of Units in his account. This relieves the Holder of responsibility for safekeeping of Certificates and, should he sell his Units, eliminates the need to deliver Certificates. The Holder may at any time request the Trustee (at the Fund's cost) to issue Certificates for Units. The cost of administering the Reinvestment Plan will be borne by the Fund and thus indirectly by all Holders.

     Holders of Units held in 'street name' by their broker or dealer should contact their account executive or sales representative to determine whether or not participation in the Reinvestment Plan through that broker or dealer is available. Holders of Units participating in the Reinvestment Plan through their broker or dealer will receive confirmation of their reinvestments in their regular account statements or on a quarterly basis.

     The Sponsors may, in their sole discretion, cancel the Reinvestment Plan at any time. After that time, all Holders of such a Fund, including those who participate in the Reinvestment Plan, will receive all Monthly Income Distributions in cash unless the Sponsors provide another reinvestment alternative at that time.

     Holders of Units in IRA's, Keogh plans, and other tax-deferred retirement plans should consult with their plan custodian as to the appropriate disposition of distributions (see Taxes--Retirement Plans).

PORTFOLIO SUPERVISION

     The Fund is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of this Series, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. Defined Asset Funds investment professionals are dedicated exclusively to selecting and then monitoring securities held by the various Defined Funds. On an ongoing basis, experienced financial analysts regularly review the Portfolios and may direct the disposition of Securities under any of the following circumstances: (i) a default in payment of amounts due on any Security, (ii) institution of certain legal proceedings, (iii) existence of any other legal questions or impediments affecting a Security or the payment of amounts due on the Security, (iv) default under certain documents adversely affecting debt service or default in payment of amounts due on other securities of the same issuer or guarantor, (v) decline in price of the Security or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding bonds and the deposit of the proceeds thereof in trust or escrow to retire the refunded Securities on their respective redemption dates), that in the opinion of the Sponsors would make the retention of the Security detrimental to the interests of the Holders, (vi) if a Security is not consistent with the investment objective of the Fund, (vii) if the Trustee has a right to sell or redeem a Security pursuant to any applicable guarantee or other credit support and (viii), for Funds qualified as 'regulated investment companies' (see Section A of Taxes above), if the disposition of these Securities is desirable in order to maintain the qualification of the Fund as a 'regulated investment company' under the Code. If a default in the payment of amounts due on any Security occurs and if the Agent for the Sponsors fails to give instructions to sell or to hold the Security, the Indenture provides that the Trustee, within 30 days of that failure by the Sponsors, shall sell the Security. Within five days after the deposit of Debt Obligations in exchange or substitution for underlying Debt Obligations, the Trustee is required to give notice thereof to each Holder, identifying the Debt Obligations eliminated and the Debt Obligations substituted therefor (Section 3.07 or 3.08).

     For Funds organized as grantor trusts (see Section B of Taxes above), the Sponsors are required to instruct the Trustee to reject any offer made by an issuer of any of the Debt Obligations to issue new Debt Obligations in exchange or substitution for any Debt Obligations pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept or reject any offer or to take any other action with respect thereto as the Sponsors may deem proper if (a) the issuer is in default with respect to these Debt Obligations or
(b) in the written opinion of the Sponsors the issuer will probably default with respect to these Debt Obligations in the reasonably foreseeable future. Any Debt Obligations so received in exchange or substitution will be held by the

Trustee subject to the terms and conditions of the Indenture to the same extent as Debt Obligations originally deposited thereunder.

     For Funds qualified as 'regulated investment companies' (see Section A of Taxes above), the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, exclusive of any capital gain (provided, however, that proceeds received from Securities sold for purposes of redemption of Units and in excess of the amount needed for these purposes may be reinvested only in an amount each year not to exceed 10% of the face amount of Securities in the Fund on the Date of Deposit), as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed ('Failed Debt Obligations'), in replacement Securities ('Replacement Securities') which satisfy conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities satisfy the original selection criteria for the Fund (see Description of the Fund--The Portfolio above) and that the purchase of the Replacement Securities will not (i) disqualify the Fund as a 'regulated investment company' under the Code. Income on, capital gains from and the proceeds of the maturity or redemption of, Securities may not be reinvested in substitute Securities but must be paid out to Holders in accordance with the Indenture.

     Whenever a Replacement Security has been acquired for the Fund, the Trustee shall, on the next monthly distribution date that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Fund of the Failed Debt Obligation exceeded the cost of the Replacement Security plus accrued interest. If Replacement Securities are not acquired, the Sponsors shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, plus undistributed income attributable to the Failed Debt Obligation.

     For certain Funds, the Indenture authorizes the Sponsors to increase the size and number of Units of the Fund by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions purchase Additional Securities in exchange for the corresponding number of additional Units provided that the original proportionate relationship among the face amounts of each Security established on the Initial Date of Deposit (the 'Original Proportionate Relationship') is maintained. Deposits of Additional Securities in Funds organized as grantor trusts must replicate exactly the original proportionate relationship among the face amounts of Securities comprising the Portfolio; in Funds qualified as 'regulated investment companies', the Original Proportionate Relationship must be maintained to the extent practicable.

REPORTS TO HOLDERS

     With each distribution, the Trustee furnishes Holders with a statement of the amounts of income and other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. After the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record a statement (i) summarizing transactions for the year in the Income and Capital Accounts, (ii) listing the Securities held and the number of Units outstanding at the end of that calendar year, (iii) stating the Redemption Price per Unit based upon the computation thereof made at the end of that calendar year and (iv) specifying the amounts distributed during that calendar year from the Income and Capital Accounts (Section 3.05 or 3.06). The accounts of the Fund are audited at least annually by independent certified public accountants designated by the Sponsors and the report of the accountants shall be furnished by the Trustee to Holders upon request (Section 8.01(e)).

     In order to enable them to comply with Federal and state tax reporting requirements, Holders of Funds organized as grantor trusts (see Section B of Taxes above) will be furnished upon request to the Trustee with evaluations of Securities furnished to it by the Evaluator (Section 4.02) and evaluations of the debt obligations in any Other Funds.

CERTIFICATES

     Each purchaser is entitled to receive, on request, a registered Certificate for his Units. Certain of the Sponsors may collect a charge for registering and shipping Certificates to purchasers. The Certificates are transferable or interchangeable upon presentation at the office of the Trustee with a payment of $2.00 if required by the Trustee (or other amounts specified by the Trustee and approved by the Sponsors) for each new Certificate and any sums payable for taxes or other governmental charges imposed upon the transaction (Section 6.01) and compliance with the formalities necessary to redeem Certificates (see Redemption). Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred (Section 6.02).

     Alternatively, Holders may elect to hold their Units in uncertificated form (which election is required for entitlement to any Fund's check writing privilege). The Trustee will credit each such Holder's account with the number of Units purchased by such Holder. This relieves the Holder of the responsibility of safekeeping of Certificates and of the need to deliver Certificates upon sale of Units. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by Certificates (see above), except that no Certificate need be presented to the Trustee and none will be issued upon transfer unless requested by the Holder. A Holder may at any time request the Trustee (at the Fund's cost) to issue Certificates for Units.

AMENDMENT AND TERMINATION

     The Sponsors and Trustee may amend the Indenture, without the consent of the Holders, (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the SEC or any successor governmental agency, (c) to add or change any provision thereof as may be necessary or advisable for continuing qualification of the Fund as a regulated investment company under the Code (for Funds qualified as regulated investment companies -- see Section A of Taxes above) or (d) to any other provisions which do not adversely affect the interest of the Holders (as determined in good faith by the Sponsors). The Indenture may not be amended to increase the number of Units issuable thereunder, or to permit, except in accordance with provisions of the Indenture, the acquisition of any Securities other than those initially deposited in the Fund. The Indenture may also be amended in any respect by the Sponsors and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units (66 2/3% of the Units in the case of GNMA Series 1 through 29, A and B) provided that none of these amendments or waivers will reduce the interest in the Fund of any Holder without the consent of the Holder or reduce the percentage of Units required to consent to any of these amendments or waivers without the consent of all Holders (Section 10.01).

     The Indenture will terminate upon the maturity, sale, redemption or other disposition of the last Security held thereunder but in no event is it to continue beyond the mandatory termination date set forth under Investment Summary in Part A. The Indenture may be terminated by the Sponsors if the value of the Fund is less than the minimum value set forth under Investment Summary in Part A, and may be terminated at any time by written instruments executed by the Sponsors and consented to by Holders of the same percentage of the Units as stated in the preceding paragraph (Sections 8.01(g) and 9.01). The Trustee will deliver written notice of any termination to each Holder within a reasonable time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable time after the termination, the

Trustee must sell all of the Securities then held and distribute to each Holder, upon surrender for cancellation of his Certificates and after deductions for accrued and unpaid fees, taxes and governmental and other charges, that Holder's interest in the Income and Capital Accounts (Section 9.01). This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of the Holder appearing on the record books of the Trustee.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

SPONSORS

     Any Sponsor may resign if one remaining Sponsor maintains a net worth of $2,000,000 and is agreeable to the resignation (Section 7.04). A new Sponsor may be appointed by the remaining Sponsors and the Trustee (or Co-Trustee, if any) to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee (or Co-Trustee) may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Fund or (c) continue to act as Trustee without terminating the Indenture (Section 8.01(f )). The Agent for the Sponsors has been appointed by the other Sponsors for purposes of taking action under the Indenture (Section 7.01). If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Indenture and they cannot agree as to which Sponsors shall continue to act as Sponsors, then Merrill Lynch, Pierce, Fenner & Smith, Incorporated shall continue to act as sole Sponsor (Section 7.02(b)). If one of the Sponsors fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then that Sponsor is automatically discharged and the other Sponsors shall act as Sponsors (Section 7.02(a)). The Sponsors shall be under no liability to the Fund or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Sponsors in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties (Section 7.05). The Sponsors and their successors are jointly and severally liable under the Indenture. A Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in that event it shall be relieved of all further liability under the Indenture (Section 7.03).

TRUSTEES

     Any Trustee or any successor may resign upon notice to the Sponsors and any remaining Trustee. Any Trustee may be removed at any time upon the direction of the Holders of any Series by the same percentage of the Units as required to amend the Indenture (see above) or by the Sponsors (or the Co-Trustee if any) without the consent of any of the Holders if that Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. The resignation or removal shall become effective upon the acceptance of appointment by the successor. The Sponsors and any remaining Trustee are to use their best efforts to appoint a successor promptly. If no successor has accepted appointment within thirty days after notification, the resigning Trustee may apply to a court of competent jurisdiction for the appointment of a successor (Section 8.06). The Trustees shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect any Trustee or Co-Trustee in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsors to act, the Trustee (or any Co-Trustee) may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustees shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustees (Sections 3.06 or 3.07, 3.09 or 3.10, 8.01 and 8.05).

THE EVALUATOR

     The Evaluator may resign or may be removed, effective upon the acceptance of appointment by its successor, by the Sponsors, who are to use their best efforts to appoint a successor promptly. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notification, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor (Section 4.05). Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Holders for errors in judgment. This provision, however, shall not protect the Evaluator in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (Section 4.04). The Trustee, the Sponsors and the Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof.

MISCELLANEOUS

TRUSTEE

     The Trustee of the Fund is named on the back cover of Part A and is either The Chase Manhattan Bank N.A., a banking corporation with its Unit Trust Department at 1 Chase Manhattan Plaza-3B, New York, New York 10081 (which is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); The Bank of New York, a New York banking corporation with its Unit Investment Trust Department at 101 Barclay Street, New York, New York 10286 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); Bankers Trust Company, a New York banking corporation with its corporate trust office at 4 Albany Street, 7th Floor, New York, New York 10015 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); United States Trust Company of New York, a banking corporation with its corporate trust office at 45 Wall Street, New York, New York 10005 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System); or (acting as Co-Trustees) Investors Bank & Trust Company, a Massachusetts trust company with its unit investment trust servicing group at One Lincoln Plaza, Boston, Massachusetts 02111 (which is subject to supervision by the Massachusetts Commissioner of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System) and The First National Bank of Chicago, a national banking corporation association with its corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 (which is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System).

LEGAL OPINION

     The legality of the Units originally offered has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors. For Series organized under

Massachusetts law, this counsel relied as to matters of Massachusetts law on Wayne, Lazares & Chappell, 200 State Street, Boston, Massachusetts 02109. Emmett, Marvin & Martin, 48 Wall Street, New York, New York 10005, act as counsel for The Bank of New York, as Trustee. Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110, act as counsel for The First National Bank of Chicago and Investors Bank & Trust Company, as Co-Trustees. Hawkins, Delafield & Wood, 67 Wall Street, New York, New York 10005, act as counsel for Bankers Trust Company, as Trustee. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for United States Trust Company of New York, as Trustee.

AUDITORS

     The financial statements of the Fund included in Part A have been examined by Deloitte & Touche, independent accountants, as stated in their opinion appearing therein and have been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

SPONSORS

     Each Sponsor is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Smith Barney Shearson Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of Primerica Corporation ('Primerica'). In July 1993, Primerica and Smith Barney, Harris Upham & Co. Incorporated ('Smith Barney') acquired the assets of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Inc. ('Shearson'), previously a co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. PaineWebber Incorporated is engaged in the investment advisory business and is a wholly-owned subsidiary of PaineWebber Group Inc. Dean Witter Reynolds Inc., a principal operating subsidiary of Dean Witter, Discover & Co., is engaged in the investment advisory business. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

     Each Sponsor (or a predecessor) has acted as Sponsor of various series of Defined Asset Funds. A subsidiary of Merrill Lynch, Pierce, Fenner & Smith Incorporated succeeded in 1970 to the business of Goodbody & Co., which had been a co-Sponsor of Defined Asset Funds since 1964. That subsidiary resigned as Sponsor of each of the Goodbody series in 1971. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been co-Sponsor and the Agent for the Sponsors of each series of Defined Asset Funds created since 1971. Shearson Lehman Brothers Inc. and certain of its predecessors were underwriters beginning in 1962 and co-Sponsors from 1965 to 1967 and from 1980 to 1993 of various Defined Asset Funds. As a result of the acquisition of certain of Shearson's assets by Smith Barney and Primerica, as described above, Smith Barney Shearson Inc. now serves as co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated and its predecessors have been underwriters of Defined Asset Funds since 1961 and co-Sponsors since 1964, in which year its predecessor became successor co-Sponsor to the original Sponsor. Dean Witter Reynolds Inc. and its predecessors have been underwriters of various Defined Asset Funds since 1964 and co-Sponsors since 1974. PaineWebber Incorporated and its predecessor have co-Sponsored certain Defined Asset Funds since 1983.

     The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds offers an array of investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or a nest egg for retirement, or attractive, regular current income consistent with relative protection of capital. There are Defined Funds to meet the needs of just about any investor. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity offered by Defined Funds. Sometimes it takes a combination of Defined Funds to plan for your objectives.

     One of your most important investment decisions may be how you divide your money among asset classes. Spreading your money among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. For attractive income consider long-term corporate bonds. By purchasing both defined equity and defined bond funds, investors can receive attractive current income as well as growth potential, offering some protection against inflation.

     The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending December 31, 1992, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investment categories and is no guarantee of future results either of these categories or of Defined Funds. Defined Funds also have sales charges and expenses, which are not reflected in the chart.


          Stocks (S&P 500)
          20 yr                                11.33%
          10 yr                                                       16.19%

          Small-company stocks
          20 yr                                                 15.54%
          10 yr                                11.55%

          Long-term corporate bonds
          20 yr                         9.54%
          10 yr                                         13.14%

          U.S. Treasury bills (short-term)
          20 yr                 7.70%
          10 yr              6.95%

          Consumer Price Index
          20 yr            6.21%
          10 yr  3.81%

          0           2           4           6           8           10
          12          14          16          18%


Source: Ibbotson Associates (Chicago).
Used with permission. All rights reserved.

     By purchasing Defined Funds investors not only avoid the responsibility of selecting individual securities on their own; they benefit from the expertise of Defined Asset Funds' experienced buyers and research analysts. In addition, they gain the advantage of diversification by investing in units of a Defined Fund holding securities of several different insurers. Such diversification reduces risk, but does not eliminate it. While the portfolio of managed funds, such as mutual funds, continually changes, defined bond funds offer a defined portfolio and a schedule of income distributions identified in the prospectus. Investors know, generally, when they buy, the issuers, maturities, call dates and ratings of the securities in the portfolio. Of course, the portfolio may change somewhat over time as additional securities are deposited, as securities mature or are called or redeemed or as they are sold to meet redemptions and in certain other limited circumstances. Investors also know at the time of purchase their estimated income and current and long-term returns, subject to credit and market risks and to changes in the Portfolio or the Fund's expenses.

     Defined Asset Funds offers a variety of fund types. The tax exemption of municipal securities, which makes them attractive to high-bracket taxpayers, is offered by Defined Municipal Investment Trust Funds. Municipal Defined Funds offer a simple and convenient way for investors to earn monthly income free from regular Federal income tax. Defined Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. Defined Corporate Income Funds, with higher current returns than municipal or government funds, are suitable for Individual Retirement Accounts and other tax-advantaged accounts and offer investors a simple and convenient way to earn monthly income. Defined Government Securities Income Funds offer investors a simple and convenient way to participate in markets for government securities while earning an attractive current return. Defined International Bond Funds, invested in bonds payable in foreign currencies, offer the potential to profit from changes in currency values and possibly from interest rates higher than paid on comparable U.S. bonds, but investors incur a higher risk for these potentially greater returns. Historically, stocks have offered a potential for growth of capital, and thus some protection against inflation, over the long term. Defined Equity Income Funds offer participation in the stock market, providing current income as well as the possibility of capital appreciation. The S&P Index Trusts offer a convenient and inexpensive way to participate in broad market movements. Concept Series seek to capitalize on selected anticipated economic, political or business trends. Utility Stock Series, consisting of stocks of issuers with established reputations for regular cash dividends, seek to benefit from dividend increases. Select Ten Portfolios seek total return by investing for one year in the ten highest yielding stocks on a designated stock index.

DESCRIPTION OF STANDARD & POOR'S RATING (as described by Standard & Poor's)

     A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of credit quality of the investments held by the trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor.

     AAA--Funds rated AAA are composed exclusively of assets that are rated AAA by Standard & Poor's and/or certain short-term investments. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

EXCHANGE OPTION (NOT AVAILABLE FOR MONTHLY PAYMENT U.S. TREASURY SERIES, U.S. TREASURY SERIES AND THE INTERMEDIATE-TERM TRUST OF U.S. TREASURY ACCUMULATION SERIAL PAYOUT SERIES 1)

ELECTION

     Holders may elect to exchange any or all of their Units of this Series for units of one or more of the series of Funds listed in the table below (the 'Exchange Funds'), which normally are sold in the secondary market at prices which include the sales charge indicated in the table. Certain series of the Funds listed have lower maximum applicable sales charges than those stated in the table; also the rates of sales charges may be changed from time to time. No series with a maximum applicable sales charge of less than 3.50% of the public offering price is eligible for the Exchange Option, with the following exceptions: (1) Units of any Select Ten Portfolio may be acquired during their initial offering period or thereafter by exchange from any Exchange Fund Series, if available; Units of Select Ten Portfolios may be exchanged only for units of another Select Ten Series, if available, and (2) Freddie Mac Series may be acquired by exchange during the initial offering period from any of the Exchange Funds listed in the table. Units of the Exchange Funds may be acquired at prices which include the reduced sales charge for Exchange Fund units listed in the table, subject, however, to these important limitations:

          First, there must be a secondary market maintained by the Sponsors in units of the series being exchanged and a primary or secondary market in units of the series being acquired and there must be units of the applicable Exchange Fund lawfully available for sale in the state in which the Holder is resident. There is no legal obligation on the part of the Sponsors to maintain a market for any units or to maintain the legal qualification for sale of any of these units in any state or states. Therefore, there is no assurance that a market for units will in fact exist or that any units will be lawfully available for sale on any given date at which a Holder wishes to sell his Units of this Series and thus there is no assurance that the Exchange Option will be available to any Holder.

          Second, when units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge set forth in the table below or
        (B) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

          Third, exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

          Fourth, the Sponsors reserve the right to modify, suspend or terminate the Exchange Option at any time without further notice to Holders. In the event the Exchange Option is not available to a Holder at the time he wishes to exercise it, the Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Holder.

PROCEDURES

     To exercise the Exchange Option, a Holder should notify one of the Sponsors of his desire to use the proceeds from the sale of his Units of this Series to purchase units of one or more of the Exchange Funds. If units of the applicable outstanding series of the Exchange Fund are at that time available for sale, the Holder may select the series or group of series for which he desires his Units to be exchanged. Of course, the Holder will be provided with a current prospectus relating to each series in which he indicates interest. The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Fund generally will be sold to the Holder at a price equal to the bid side evaluation per unit of the underlying securities in the Portfolio plus interest plus the applicable sales charge listed in the table below. Units of a Series acquired during the initial public offering period will be sold at a price based on the offering side evaluation of the underlying Securities. Units of The Equity Income Fund are sold, and will be repurchased, at a price normally based on the closing sale prices on the New York Stock Exchange, Inc. of the underlying securities in the Portfolio. The maximum applicable sales charges for units of the Exchange Funds are also listed in the table. Excess proceeds not used to acquire whole Exchange Fund units will be paid to the exchanging Holder.

THE EXCHANGE FUNDS

     The income from taxable fixed income securities is normally higher than that available from tax exempt fixed income securities. Certain of the Exchange Funds do not provide for periodic payments of interest and are best suited for purchase by IRA's, Keogh plans, pension funds or other tax-deferred retirement plans. Consequently, some of the Exchange Funds may be inappropriate investments for some Holders and therefore may be inappropriate exchanges for Units of this Series. The table below indicates certain characteristics of each of the Exchange Funds which a Holder should consider in determining whether each Exchange Fund would be an appropriate investment vehicle and an appropriate exchange for Units of this Series.

CONVERSION OPTION

     Owners of units of any registered unit investment trust sponsored by others which was initially offered at a maximum applicable sales charge of at least 3.0% ('Conversion Trust') may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Fund at the reduced sales charge, subject to the terms and conditions applicable to the Exchange Option (except that no secondary market is required in Conversion Trust units). To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The broker must sell or redeem the units of the Conversion Trust. Any broker other than a Sponsor must certify to the Sponsors that the purchase of units of the Exchange Fund is being made pursuant to and is eligible for this conversion option. The broker will be entitled to two thirds of the applicable reduced sales charge. The Sponsors reserve the right to modify, suspend or terminate the conversion option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for the Exchange Option).

TAX CONSEQUENCES

     An exchange of Units pursuant to the Exchange or Conversion Option for units of a series of another Fund should constitute a 'taxable event' under the Code, requiring a Holder to recognize a tax gain or loss subject to the following limitation. The Internal Revenue Service may seek to disallow a loss on an exchange of Units for substantially similar units in another series of the same type of Exchange Fund (e.g., an exchange of a GNMA Series of The Government Securities Income Fund for a different GNMA Series of The Government Securities Income Fund). Holders are urged to consult their own tax advisers as to the tax consequences to them of exchanging units in particular cases.

     WITH REGARD TO REGULATED INVESTMENT COMPANIES ONLY: A Holder's tax gain recognized on an exchange of Units for units of an Exchange Fund which is also a regulated investment company will increase (or a Holder's tax loss will decrease) by the lesser of (a) the sales charge applicable to the Units of this series or (b) the reduction in the sales charge on the Exchange Fund Units, if the exchange is made within 90 days of the purchase of the Units of this series. Any such increase (or decrease) will be reflected in a decreased tax gain (or increased tax loss) when the Exchange Fund Units are sold.

EXAMPLE

     Assume that a Holder, who has three units of a fund with a 5.50% sales charge in the secondary market and a current price (based on bid side evaluation plus accrued interest) of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Fund with a current price of $950 per unit and the same sales charge. The proceeds from the Holder's units will aggregate $3,300. Since only whole units of an Exchange Fund may be purchased, the Holder would be able to acquire four units in the Exchange Fund for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsors, the price would be $4,021.16 ($3,800 for the units and $221.16 for the 5.50% sales charge).

                                                          MAXIMUM            REDUCED
                      NAME OF                          APPLICABLE        SALES CHARGE FOR
                   EXCHANGE FUND                     SALES CHARGE*      SECONDARY MARKET**
---------------------------------------------------  ---------------  ----------------------
DEFINED ASSET FUNDS--MUNICIPAL INVESTMENT TRUST
 FUND
    Monthly Payment, State and Multistate Series            5.50%+    $15 per unit
    Intermediate Term Series                                4.50%+    $15 per unit
    Insured Series                                          5.50%+    $15 per unit
    AMT Monthly Payment Series                              5.50%+    $15 per unit
DEFINED ASSET FUNDS--THE EQUITY INCOME FUND
    Utility Common Stock Series                             4.50%     $15 per 1,000 units++
    Concept Series                                          4.00%     $15 per 100 units
    Select Ten Portfolios                                   2.75%     $17.50 per 1,000 units
DEFINED ASSET FUNDS--MUNICIPAL INCOME FUND
    Insured Discount Series                                5.50%+     $15 per unit
DEFINED ASSET FUNDS--CORPORATE INCOME FUND
    Monthly Payment Series                                  5.50%     $15 per unit
    Intermediate Term Series                                4.00%     $15 per unit
    Cash or Accretion Bond Series and SELECT Series         3.50%     $15 per 1,000 units
    Insured Series                                          5.50%     $15 per unit
DEFINED ASSET FUNDS--INTERNATIONAL BOND FUND
    Multi-Currency Series                                   5.50%     $15 per unit
    Australian and New Zealand Dollar Bonds Series          3.75%     $15 per unit
    Australian Dollar Bonds Series                          3.75%     $15 per unit
    Canadian Dollar Bonds Series                            3.50%     $15 per unit
DEFINED ASSET FUNDS--GOVERNMENT SECURITIES INCOME
  FUND


                      NAME OF                                      INVESTMENT
                   EXCHANGE FUND                                 CHARACTERISTICS
---------------------------------------------------  ---------------------------------------
DEFINED ASSET FUNDS--MUNICIPAL INVESTMENT TRUST
 FUND
    Monthly Payment, State and Multistate Series     long-term, fixed rate, tax-exempt
                                                     income
    Intermediate Term Series                         intermediate-term, fixed rate,
                                                     tax-exempt income
    Insured Series                                   long-term, fixed rate, tax-exempt
                                                     current income, underlying securities
                                                     insured by insurance companies
    AMT Monthly Payment Series                       long-term, fixed rate, income exempt
                                                     from regular federal income tax but
                                                     partially subject to AMT
DEFINED ASSET FUNDS--THE EQUITY INCOME FUND
    Utility Common Stock Series                      dividends, taxable income, underlying
                                                     securities are common stocks of public
                                                     utilities
    Concept Series                                   underlying securities constitute a
                                                     professionally selected portfolio of
                                                     common stocks consistent with an
                                                     investment idea or concept
    Select Ten Portfolios                            underlying securities represent 10
                                                     highest yielding stocks on a specified
                                                     stock index
DEFINED ASSET FUNDS--MUNICIPAL INCOME FUND
    Insured Discount Series                          long-term, fixed rate, tax-exempt
                                                     current income, taxable capital gains
DEFINED ASSET FUNDS--CORPORATE INCOME FUND
    Monthly Payment Series                           long-term, fixed rate, taxable income
    Intermediate Term Series                         intermediate-term, fixed rate, taxable
                                                     income
    Cash or Accretion Bond Series and SELECT Series  intermediate-term, fixed rate, underlying securities composed of
                                                     compound interest obligations
                                                     principally secured by collateral
                                                     backed by the full faith and credit of
                                                     the United States, taxable return,
                                                     appropriate for IRA's or tax-deferred
                                                     retirement plans
    Insured Series                                   Long-term, fixed rate, taxable income,
                                                     underlying securities are insured
DEFINED ASSET FUNDS--INTERNATIONAL BOND FUND
    Multi-Currency Series                            intermediate-term, fixed rate, payable
                                                     in foreign currencies, taxable income
    Australian and New Zealand Dollar Bonds Series   intermediate-term, fixed rate, payable
                                                     in Australian and New Zealand dollars,
                                                     taxable income
    Australian Dollar Bonds Series                   intermediate-term, fixed rate, payable
                                                     in Australian dollars, taxable income
    Canadian Dollar Bonds Series                     short intermediate term, fixed rate,
                                                     payable in Canadian dollars, taxable
                                                     income
DEFINED ASSET FUNDS--GOVERNMENT SECURITIES INCOME
  FUND

---------------
   * As described in the prospectuses relating to certain Exchange Funds, this sales charge for secondary market sales may be reduced on a graduated scale in the case of quantity purchases.
  ** The reduced sales charge for Units acquired during their initial offering period is: $20 per unit for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per unit; $20 per 100 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 100 units and $20 per 1,000 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 1,000 units; and the same as in the secondary market for Series for which the Reduced Sales Charge for Secondary Market is Maximum $30 deferred sales charge per 1,000 units.
   + Subject to reduction depending on the maturities of the underlying
     Securities.
  ++ The reduced sales charge for the Sixth Utility Common Stock Series of The
     Equity Income Fund is $15 per 2,000 units and for prior Utility Common Stock Series is $7.50 per unit.

                                                          MAXIMUM            REDUCED
                      NAME OF                          APPLICABLE        SALES CHARGE FOR
                   EXCHANGE FUND                     SALES CHARGE*      SECONDARY MARKET**
---------------------------------------------------  ---------------  ----------------------
    GNMA Series (other than those below)                    4.25%     $15 per unit
    GNMA Series E or other GNMA Series having units         4.25%     $15 per 1,000 units
    with an initial face value of $1.00
    Freddie Mac Series                                      3.50%     $15 per 1,000 units




                      NAME OF                                      INVESTMENT
                   EXCHANGE FUND                                 CHARACTERISTICS
---------------------------------------------------  ---------------------------------------
    GNMA Series (other than those below)             long-term, fixed rate, taxable income,
                                                     underlying securities backed by the
                                                     full faith and credit of the United
                                                     States
    GNMA Series E or other GNMA Series having units  long-term, fixed rate, taxable income,
    with an initial face value of $1.00              underlying securities backed by the
                                                     full faith and credit of the United
                                                     States, appropriate for IRA's or
                                                     tax-deferred retirement plans
    Freddie Mac Series                               intermediate term, fixed rate, taxable
                                                     income, underlying securities are
                                                     backed by Federal Home Loan Mortgage
                                                     Corporation but not by U.S. Government

                                                              14102--11/93 CPC

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               GOVERNMENT SECURITIES
Merrill Lynch,                          INCOME FUND
Pierce, Fenner & Smith Incorporated     Monthly Payment U.S. Treasury Series--16
Defined Asset Funds                     (Laddered Maturities)
P.O. Box 9051                           A Unit Investment Trust
Princeton, N.J. 08543-9051              This Prospectus does not contain all of
(609) 282-8500                          the information with respect to the
Smith Barney Inc.                       investment company set forth in its
Unit Trust Department                   registration statement and exhibits
388 Greenwich Street--23rd Floor        relating thereto which have been filed
New York, NY 10013                      with the Securities and Exchange
1-800-223-2532                          Commission, Washington, D.C. under the
PaineWebber Incorporated                Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, N.J. 07087                   which reference is hereby made.
(201) 902-3000                          ------------------------------
Prudential Securities Incorporated      No person is authorized to give any
One Seaport Plaza                       information or to make any
199 Water Street                        representations with respect to this
New York, N.Y. 10292                    investment company not contained in its
(212) 776-1000                          registration statement and exhibits
Dean Witter Reynolds Inc.               related thereto; and any information or
Two World Trade Center--59th Floor      representation not contained therein
New York, N.Y. 10048                    must not be relied upon as having been
(212) 392-2222                          authorized.
TRUSTEE:                                This Prospectus shall not constitute an
The Bank of New York                    offer to sell or the solicitation of an
(a New York Banking Corporation)        offer to buy nor shall there be any sale
Unit Investment Trust Department        of these securities in any State in
P.O. Box 974                            which such offer solicitation or sale
Wall Street Division                    would be unlawful prior to registration
New York, N.Y. 10268-0974               or qualification under the securities
1-800-221-7771                          laws of any such State.


                                                     14565--10/95